PURCHASE AND SALE AGREEMENT

AND ESCROW INSTRUCTIONS

BY AND BETWEEN

HARTMAN GULF PLAZA ACQUISITIONS, L.P.,

("Seller")

AND

HARTMAN SHORT TERM INCOME

PROPERTIES  XX, INC.

("Buyer")

#690 Gulf PSAFINAL

1.	BASIC TERMS AND DEFINITIONS; REFERENCES		1
	1.1	Basic Terms and Definitions	1
	1.2	References	1
2.	PURCHASE AND SALE		2
3.	PURCHASE PRICE AND DEPOSIT		2
	3.1	Purchase Price	2
	3.2	Payment of Purchase Price	2
	3.3	Disposition of Deposit Upon Failure to Close	2
	3.4	Independent Contract Consideration	3
4.	PROPERTY INFORMATION; TITLE REVIEW; INSPECTIONS AND DUE DILIGENCE;
	TENANT ESTOPPEL CERTIFICATES; CONFIDENTIALITY		3
	4.1	Property Information	3
	4.2	Title and Survey Review; Title Policy	5
		4.2.1 Delivery of Title Report	5
		4.22 Title Review and Cure	5
		4.2,3 Delivery of Title Policy at Closing	5
	4.3	Inspections; Due Diligence Period	6
		4.3.1 Inspections in General	6
		4.3.2 Environmental Inspections	6
		4.3.3 Termination During Due Diligence Period	7
	4.4	Tenant Estoppel Certificates	7
	4.5	Contracts	7
	4.6	Confidentiality	7
5.	OPERATIONS AND RISK OF LOSS		8
	5.1	Ongoing Operations	8
	5.2	New Contracts	8
	5.3	Leasing Arrangements	8
	5.4	Damage or Condemnation	8
6.	SELLER'S AND BUYER'S DELIVERIES		9
	6.1	Seller's Deliveries into Escrow	9
	6.2	Buyer's Deliveries into Escrow	9
	6.3	Closing Statements/Escrow Fees; Tenant Notices	9
	6.4	Post-Closing Deliveries	9
7.	CONDITIONS TO BUYER'S AND SELLER'S OBLIGATIONS		10
	7.1	Conditions to Buyer's Obligations	10

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(continued)

7.2 Conditions to Seller's Obligations                                                                                                                                                                                                                                                              10

8.       CLOSE OF ESCROW; POSSESSION                                                                                                                                                                                                                                                             11

9.       ESCROW                                                                                                                                                                                                                                                                                                      11

9.1 Closing                                                                                                                                                                                                                                                                                                    11

9.2 Escrow and Title Charges                                                                                                                                                                                                                                                                                                        12

9.3 Procedures Upon Failure of Condition                                                                                                                                                                                                                                                         12

9.4 Deferment of Title Policy                                                                                                                                                                                                                                                                            12

10. PRORATIONS                                                                                                                                                                                                                                                                                                     13

10.1 Collected Rent                                                                                                                                                                                                                                                                                         13

10.2 Operating Costs and Additional Rent Reconciliation                                                                                                                                                                                                                                    13

10.3 Taxes and Assessments                                                                                                                                                                                                                                                                          13

10.4 Leasing Commissions, Tenant Improvements and Contracts                                                                                                                                                                                                                         14

10.5 Tenant Deposits                                                                                                                                                                                                                                                                                        14

10.6 Utilities and Utility Deposits                                                                                                                                                                                                                                                                       14

10.7 Owner Deposits                                                                                                                                                                                                                                                                                        15

10.8 Intentionally Omitted                                                                                                                                                                                                                                                                                 15

10.9 Final Adjustment After Closing                                                                                                                                                                                                                                                                     15

11. SELLER'S REPRESENTATIONS AND WARRANTIES; AS-IS                                                                                                                                                                                                                                     15

11.1 Seller's Representations and Warranties                                                                                                                                                                                                                                                                                                        15

11.2 As-ls                                                                                                                                                                                                                                                                                                         16

12. BUYER'S COVENANTS, REPRESENTATIONS AND WARRANTIES; RELEASE; ERISA;

INDEMNIFICATION                                                                                                                                                                                                                                                                                            17

12.1 Buyer's Representations and Warranties                                                                                                                                                                                                                                                      18

12.2 Release                                                                                                                                                                                                                                                                                                    17

12.3 ERISA                                                                                                                                                                                                                                                                                                     19

13. DEFAULT AND DAMAGES                                                                                                                                                                                                                                                                                   19

13.1 DEFAULT BY BUYER                                                                                                                                                                                                                                                                             19

13.2 Default by Seller                                                                                                                                                                                                                                                                                       20

14. BROKER'S COMMISSIONS                                                                                                                                                                                                                                                                                  20

15. MISCELLANEOUS PROVISIONS                                                                                                                                                                                                                                                                          20

15.1 Notices                                                                                                                                                                                                                                                                                                   20

15.2 Assignment; Binding on Successors and Assigns                                                                                                                                                                                                                                       21

15.3 Work Product                                                                                                                                                                                                                                                                                           22

15.4 Further Assurances                                                                                                                                                                                                                                                                                   22

15.5 Attorneys' Fees                                                                                                                                                                                                                                                                                         22

-ii-

#690 Gulf PSAFINAL

(continued)

15.6	Survival of Representations, Warranties and Agreements	22
15.7	Entire Agreement	22
15.8	Governing Law	23
15.9	Counterparts	23
15.10	Headings; Construction	23
15.11	Time of Essence	23
15.12	Partial Validity; Severability	23
15.13	No Third Party Beneficiaries	23
15.14	Joint Product of Parties	23
15.15	Calculation of Time Periods	23
15.16	Procedure for Indemnity	23
15.18	Waiver of Jury Trial	24
15.19	No Personal Liability	24
15.20	Joint and Several Liability	24
15.21	Intentionally Omitted	24
15.22	Deed Restriction Notice	24
15.23	Water Code Notice	24
15.24	Notice to Buyer	24
15.25	Intentionally Omitted	24
15.26	Deed Restriction Notice	24
15.27	Water Code Notice	24
15.28	Notice to Buyer	25

iii

LIST OF EXHIBITS AND SCHEDULES

EXHIBIT A

Description of Real Property

EXHIBIT B

Description of Personal Property

EXHIBIT C

List of Contracts

EXHIBIT D

Form of Tenant Estoppel Certificate – Intentionally Omitted.

EXHIBIT E

Form of Deed

EXHIBIT F

Form of Assignment of Leases, Contracts and Bill of Sale

EXHIBIT G

Form of FIRPTA Affidavit

EXHIBIT H

Form of Tenant Notice

EXHIBIT I

Form of Assignment and Assumption Agreement

SCHEDULE 1-1

Description of New and Pending Lease Transactions — Buyer's

Responsibility

SCHEDULE 1-2

Description of New and Pending Lease Transactions — Seller's

Responsibility

SCHEDULE 2

Utility Deposits and Owner Deposits

PURCHASE AND SALE AGREEMENT

AND ESCROW INSTRUCTIONS

THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this "Agreement") is made and entered into as of February ____ 2014 (“Effective Date”), between HARTMAN GULF PLAZA ACQUISITIONS, L.P., a Texas limited partnership ("Seller") and HARTMAN SHORT TERM INCOME PROPERTIES XX, INC., a Maryland corporation and/or any of its affiliates, successors or assigns ("Buyer"), with reference to the following:

A.

Seller is the owner of the improved real property (the "Real Property") described on
Exhibit A as Tracts I, II, III, and IV attached hereto together with certain personal property located upon or used in connection with such improved real property and certain other assets relating thereto, all as more particularly described in Section 2 hereof.

B.

Seller desires to sell to Buyer, and Buyer desires to purchase from Seller, the Real Property, together with certain personal property and related assets on the terms and subject to the conditions contained in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

BASIC TERMS AND DEFINITIONS; REFERENCES,

1.1

Basic Terms and Definitions.

(a)

Effective Date. The effective date of this Agreement shall be the date a fully signed original is deposited with the Escrow Holder (as such term is defined in Section 1.1(e) below) as evidenced on the attached receipt appearing on Escrow Holder's signature page ("Effective Date").

(b)

Closing Date. The last day that Close of Escrow may occur shall be at 1:00 p.m. on March 11, 2014 (the "Closing Date").

(c)

Title Review Period. The "Title Review Period" shall commence on the Effective Date of this Agreement and end on February 28, 2014, or earlier as agreed to in writing between the parties.

(d)

Due Diligence Period. The "Due Diligence Period" shall commence on the Effective Date of this Agreement and end on February 28, 2014, or earlier as agreed to in writing between the parties.

(e)

Escrow Holder. The escrow holder shall be Chicago Title Company ("Escrow Holder"), whose address is 712 Main, Suite 2000E, Houston, TX. 77002, Escrow Officer: Jimmy Erwin; Telephone: (713) 238-9191; Telecopier: (713) 238-9177.

(f)

Title Company. The title company shall be Chicago Title Company ("Title Company"), whose address is 712 Main, Suite 2000E, Houston, TX. 77002 Title Coordinator: Mark Gentry; Telephone: 713-229-8484 ext. 3236; Telecopier: 713-238-9160.

1.2

References. All references to Exhibits refer to Exhibits attached to this Agreement and all such Exhibits are incorporated herein by reference. The words "herein," "hereof," "hereinafter" and words of similar import refer to this Agreement as a whole and not to any particular Section hereof.

2.

PURCHASE AND SALE.

Subject to the terms and conditions of this Agreement, Seller agrees to sell, assign and transfer to Buyer and

#690 Gulf PSAFINAL

Buyer agrees to purchase from Seller, for the purchase price set forth in Section 3 hereof, all of Seller's right, title and interest in and to the following (collectively, the "Property"), if any:

2.1

The Real Property, together with the buildings located thereon, and all associated parking areas, and all other improvements located thereon (the buildings and such other improvements are referred to herein collectively as the ("Improvements"); all references hereinafter made to the Real Property shall be deemed to include all rights, privileges, easements and appurtenances benefiting the Real Property and/or the Improvements situated thereon, including, without limitation, all mineral and water rights and all easements, rights-of-way and other appurtenances used or connected with the beneficial use or enjoyment of the Real Property;

2.2

All personal property, equipment, supplies and fixtures (collectively, the "Personal Property") listed on Exhibit B attached hereto or otherwise left on the Real Property at the Close of Escrow (as defined in Section 8.1 hereof) to the extent owned by Seller;

2.3

Intentionally Omitted.

2.4

All of Seller's interest in all leases affecting the Real Property as of the Close of Escrow (the "Leases"); and

2.5

All of Seller's interests in the contracts listed on Exhibit C attached hereto and all contracts hereafter entered into by Seller to the extent permitted by the provisions of this Agreement (the "Contracts"). Notwithstanding anything to the contrary contained herein, the term "Property" shall expressly exclude any Rents (as such term is defined in Section 10.1 hereof) or any other amounts payable by tenants under the Leases for periods prior to the Close of Escrow, any Rent or other amounts payable by any former tenants of the Property, and any judgments, stipulations, orders, or settlements with any tenants under the Leases or former tenants of the Property (hereinafter collectively referred to as the "Excluded Property").

2.6

Buyer hereby acknowledges that Tract IV of the Real Property, as described in Exhibit A and comprising 13,981 square feet, is currently assessed by the Harris County Appraisal District as part of that certain 2.940 acre tract of land not owned by Seller, under Account Number 114298001001.  Buyer agrees that it shall be responsible, at its sole cost and expense, to have that certain Tract IV split out and assigned a separate tax account number.

3.

PURCHASE PRICE AND DEPOSIT.

3.1

Purchase Price. The purchase price for the Property shall be Thirteen Million Nine Hundred Fifty Thousand and No/100 Dollars ($13,950,000.00) (the "Purchase Price") cash in good and sufficient funds.

3.2

Payment of Purchase Price. The Purchase Price shall be payable as follows:

3.2.1

Three (3) days after the Effective Date of this Agreement, and as a condition precedent to the effectiveness hereof, Buyer shall deposit in escrow with Escrow Holder, in cash or current funds, the sum of One Million and No/100 Dollars ($1,000,000.00) (the "Deposit"). Immediately upon Escrow Holder's receipt of the Deposit (the "Opening of Escrow"), Escrow Holder shall invest the same in a federally insured interest-bearing account acceptable to Seller and Buyer, with all interest accruing thereon credited to the Purchase Price. For purposes of this Agreement, any interest accruing on the Deposit from time to time shall be deemed part of the Deposit. The Deposit is nonrefundable except as otherwise expressly stated herein.

3.2.2

Provided all the conditions in Section 7.1 hereof have been satisfied or waived by Buyer, Buyer shall deposit in cash or current funds with Escrow Holder no later than 1:00 p.m. (Central Standard time) on the Closing Date (as defined in Section 1.1(b) hereof) an amount equal to the Purchase Price less the Deposit and all interest accrued thereon plus or minus applicable prorations pursuant to Section 10 hereof.

3.3

Disposition of Deposit Upon Failure to Close. If the Close of Escrow fails to occur due to Buyer's default under this Agreement (all of the conditions to Buyer's obligation to close having been satisfied or waived), then the disposition of the Deposit and all interest accrued thereon shall be governed by Sections 13.1 and 13.2 hereof.

3.4

Independent Contract Consideration. Additionally, at the same time as the deposit of the Initial Deposit with the Escrow Holder, Buyer shall deliver to Seller in cash the sum of One Hundred and No/100 Dollars ($100.00) (the "Independent Contract Consideration") which amount has been bargained for and agreed to as consideration for Buyer's exclusive option to purchase the Real Property and the right to inspect the Real Property as provided herein, and for Seller's execution and delivery of this Agreement. The Independent Contract Consideration is in addition to and independent of all other consideration provided in this Agreement, and is nonrefundable in all events.

4.

PROPERTY INFORMATION; TITLE REVIEW; INSPECTIONS AND DUE DILIGENCE; TENANT

ESTOPPEL CERTIFICATES; CONFIDENTIALITY.

4.1

Property Information. Seller shall make available (to the extent not already made available) to Buyer for review and copying (at Buyer's cost and expense) at the local office of the property manager for the Property or at the Property, within one (1) day after the Effective Date of this Agreement, to the extent in Seller's possession, the following (the "Property Information"):

(a)

the Leases;

(b)

a current rent roll for the Real Property on the form currently used by Seller (collectively, the "Rent Rolls");

(c)

the most current operating statements for the Real Property, if available (collectively, the "Operating Statements");

(d)

copies of the Contracts;

(e)

existing land title surveys, if any, for the Real Property (collectively, the "Existing Surveys");

(f)

any environmental inspection/testing reports, soils testing reports and/or engineering reports prepared for Seller or Seller's predecessors;

(g)

to the extent already prepared and in Seller's possession, a schedule of all tenant deposits (security or otherwise) which schedule may be a part of the Rent Rolls;

(h)

to the extent already prepared and in Seller's possession, a schedule of all present and future rental concessions, by tenant, which schedule may be a part of the Rent Rolls;

(i)

if available, legible copies of all plans, specifications and working drawings,

including floor plans and elevations, of the Real Property;

(j)

monthly profit and loss statements reflecting the results of operation of the Property for calendar years 2012, 2013, 2014 (year-to-date), as they become available;

(k)

legible copies of all ad valorem and personal property tax receipts for calendar years 2012 and 2013 and any notices applicable to 2014, and all assessment (special or otherwise) notices and statements;

(I)

a legible copy of Seller's standard lease form;

(m)

to the extent already prepared and in Seller's possession, a current inventory of all tangible personal property and fixtures owned by Seller and located on, attached to, or used in connection with the Real Property;

(n)

intentionally omitted;

(o)

all warranties and guaranties relating to the Real Property or to the tangible personal property and fixtures owned by Seller and located on, attached to, or used in connection with the Real Property, if available;

(p)

legible copies of all utility and repair expenses incurred by Seller for the operation of the Real Property for each month for the preceding two (2) years, to the extent available, and copies of all utility permits, applications and reservations;

(q)

to the extent already prepared and in Seller's possession, a schedule of all insurance claims over the past three (3) years that relate to the Real Property;

(r)

historical occupancy information by month for the last twenty-four (24) months;

(s)

legible copies of all documentation regarding any roof, foundation and for pest control (including termite) work performed on the improvements on the Real Property and the bonds and for warranties of said work;

(t)

to the extent already prepared and in Seller's possession, a schedule of monthly capital expenditures on the Real Property during calendar year 2011, 2012, 2013, and 2014 (year-to- date);

(u)

aging reports detailing payments delinquency of any tenants for the past twelve (12) months;

(v)

all certificates of compliance with all applicable codes, and a certificate of water capacity;

(w)

legible copies of all outstanding orders of any governmental agencies affecting the Real Property, including any notices received regarding the Real Property;

(x)

a description of all threatened and pending litigation that affects the Real Property;

(y)

copies of all permits (i.e., signage, boiler, etc.);

(z)

copies of all current flat rate billings for tenant expense reimbursements (common area maintenance, taxes, insurance, etc.) provided for in the tenant lease agreements and support of actual payments received for such reimbursements;

(aa)

copy of the general ledger for 2013 and 2014 (year-to-date); and

(bb)

copies of all utility accounts from Seller which will be transferred to Buyer at Closing.

Notwithstanding any provision hereof to the contrary, Seller's obligation to provide the Property Information to Buyer shall only extend to those items which are already in existence and in the possession of Seller. Under no circumstances shall Seller have any obligation to prepare any new schedules or reports, or to obtain any Property information not already in Seller's possession.

Under no circumstances shall Buyer be entitled to review any appraisals relating to the Property or any internal financial audits relating to the Property.

4.2

Title and Survey Review; Title Policy.

4.2.1

Delivery of Title Report. Seller shall promptly request the Title Company to deliver to Buyer a preliminary title report or title commitment covering the Real Property (the "Title Report"), together with copies of all documents (collectively, the "Title Documents") referenced in the Title Report. Buyer may (a) obtain a new survey for the Real Property (a New Survey") or (b) cause one or more of the Existing Surveys to be updated or recertified (an "Updated Survey"). Buyer understands and acknowledges that if Buyer elects to obtain a new survey or an updated or recertified survey for the Real Property the completion and/or delivery of the surveys or updated or recertified surveys shall not be a condition precedent to the Close of Escrow. Notwithstanding the foregoing, Buyer further acknowledges that Seller makes no representations or warranties, and Seller shall have no responsibility, with respect to the completeness of the Title Documents or Existing Surveys made available to Buyer by the Title Company.

4.2.2

Title Review and Cure. Commencing from the Effective Date of this Agreement and continuing through and including the Title Review Period, Buyer shall have the right to approve or disapprove the condition of title to the Real Property. On or before the expiration of the Title Review Period, Buyer shall deliver to Seller and Escrow Holder written notice ("Buyer's Title Notice") of Buyer's approval or disapproval of the matters reflected in the Title Report, any Existing Survey, an Updated Survey or a New Survey; Buyer's Title Notice delivered by Buyer to Seller must state that it is a "Buyer's Title Notice being delivered in accordance with the provisions of Section 4.2.2 of the Purchase Agreement." The failure of Buyer to deliver to Seller Buyer's Title Notice on or before the expiration of the Title Review Period shall be deemed to constitute Buyer's approval of the condition of title to the Real Property, Title Report, Existing Survey, Updated Survey, if applicable, New Survey, if applicable, and Title Documents. If Buyer timely disapproves any matter of title shown in the Title Report, Existing Survey, an Updated Survey or a New Survey for the Real Property, then Seller may, but shall have no obligation to, within two (2) days after its receipt of the Buyer's Title Notice for the Real Property ("Seller's Election Period"), elect to eliminate or ameliorate to Buyer's reasonable satisfaction the disapproved title matters by giving Buyer written notice ("Seller's Title Notice") of those disapproved title matters, if any, which Seller agrees to so eliminate or ameliorate by the Closing Date. Buyer acknowledges and agrees that any title exception disapproved by Buyer shall be deemed ameliorated to Buyer's reasonable satisfaction to the extent that Seller either causes such exception to be removed from the Title Policy (as such term is defined in Section 4.2.3 hereof) or to be affirmatively insured over. If Seller does not elect to, or is unable to, eliminate or ameliorate any disapproved title matters, or Seller fails to timely deliver Seller's Title Notice, then as Buyer’s sole and exclusive remedy Buyer shall have the right, upon delivery to Seller and Escrow Holder (on or before three (3) days prior to the Closing Date) of a written notice, to either: (a) waive its prior disapproval, in which event said disapproved matters shall be deemed approved; or (b) terminate this Agreement and the Escrow (as such term is defined in Section 9.1 hereof). Failure to take either one of the actions described in (a) and (b) above shall be deemed to be Buyer's election to take the action described in clause (a) above. If Buyer elects to terminate this Agreement as provided in clause (b) above, this Agreement shall automatically terminate, the parties shall be released from all further obligations under this Agreement (except pursuant to any provisions which by their express terms survive a termination of this Agreement), the Deposit shall be immediately paid to Seller and Buyer shall immediately return all Property Information to Seller. Buyer shall have been deemed to have approved any condition of title to the Real Property, Title Report, Existing Survey, Updated Survey, if applicable, New Survey, if applicable, and Title Documents that Seller is not obligated to remove and to which either Buyer did not object as provided above, or to which Buyer did object, but with respect to which Buyer did not terminate this Agreement.

4.2.3 Delivery of Title Policy at Closing. As a condition precedent to the Close of Escrow, except as otherwise provided in Section 9.4 herein, the Title Company shall have issued and delivered to Buyer, or shall have committed to issue and deliver to Buyer, with respect to the Real Property, a TLTA-T-1 Owner's Policy of Title Insurance (the "Title Policy") issued by the Title Company as of the date and time of the recording of the Deed (as such term is defined in Section 6.1 hereof) for the Real Property, in the amount of the Purchase Price insuring Buyer as owner of good and indefeasible fee simple title to the Real Property, subject only to the Permitted Exceptions (as hereinafter defined). For purposes of this Agreement, "Permitted Exceptions" shall mean and include (a) any lien to secure payment of real estate taxes, including special assessments, not delinquent, (b) standby fees, taxes and assessments by any taxing authority for the year 2014 and subsequent years, (c) if Buyer does not obtain a survey that is acceptable to the Title Company, all matters which could be revealed or disclosed by a physical inspection or a survey of the Real Property and matters affecting the Real Property which are created by or with the written consent of Buyer; (d) the rights of the tenants under the Leases affecting the Real Property, (e) all exceptions disclosed by the Title Report, Existing Survey, Updated Survey, and New Survey relating to the Real Property and which are approved or deemed approved by Buyer in accordance with Section 4.2.2 hereof, and (f) all applicable laws, ordinances, rules and governmental regulations (including, without limitation, those relating to building, zoning and land use) affecting the development, use, occupancy or enjoyment of the Real Property.

4.3

Inspections; Due Diligence Period.

4.3.1

Inspections in General. Commencing from the Effective Date and continuing through and including the expiration of the Due Diligence Period, Buyer, its agents, and employees shall have a limited license (the "License") to enter upon the Real Property for the purpose of making noninvasive inspections at Buyer's sole risk, cost and expense. Before any such entry, Buyer shall provide Seller with a certificate of insurance naming Seller as an additional insured and with an insurer and insurance limits and coverage reasonably satisfactory to Seller. All of such entries upon the Real Property shall be at reasonable times during normal business hours and after at least 48 hours prior notice to Seller or Seller's agent, and Seller or Seller's agent shall have the right to accompany Buyer during any activities performed by Buyer on the Real Property. Notwithstanding anything stated to the contrary herein, Buyer shall have the right to inspect the occupied space in the Real Property and to contact or speak to tenants under the Leases provided (a) Buyer gives Seller prior notice of its intention to interview any tenants or inspect their space so that Seller or Seller's agents may be present during such inspections or interviews, (b) such leases do not prohibit such inspections, (c) Buyer immediately discontinues any discussions with any tenant and/or any inspections upon the tenant's request, and (d) Buyer may not discuss any specific future lease terms with any tenants but may discuss generally with tenants their future plans to renew their leases. Seller agrees to make itself or one of its employees or agents available at any reasonable time during the Due Diligence Period to meet with Buyer and/or Buyer's representatives for purposes of conducting interviews with tenants under the Leases and/or inspecting their space. Buyer shall promptly provide Seller (at no cost to Seller) with a copy of the results of any tests and inspections made by Buyer, excluding only market and economic feasibility studies. If any inspection or test disturbs the Real Property, Buyer will restore the Real Property to the same condition as existed before the inspection or test. Buyer shall defend, indemnify Seller and hold Seller, Seller's trustees, officers, tenants, agents, contractors and employees and the Real Property harmless from and against any and all losses, costs, damages, claims, or liabilities, including but not limited to, mechanic's and materialmen's liens and Seller's attorneys' fees, arising out of or in connection with Buyer's, its agents, contractors, employees, or invitees entry upon or inspection of the Real Property. The License may be revoked by Seller at any time and shall in any event be deemed revoked upon termination of this Agreement. The provisions of this Section 4.3.1 shall survive the Close of Escrow or the earlier termination of this Agreement.

4.3.2

Environmental Inspections. The inspections under Section 4.3.1 may include non-invasive Phase I environmental inspections of the Real Property, but no Phase II environmental inspections or other invasive inspections or sampling of soil or materials, including without limitation construction materials, either as part of the Phase I inspections or any other inspections, shall be performed without the prior written consent of Seller, which may be withheld in its sole and absolute discretion, and if consented to by Seller, the proposed scope of work and the party who will perform the work shall be subject to Seller's review and approval. Buyer shall promptly deliver to Seller (at no cost to Seller) copies of any Phase II or other environmental reports to which Seller consents as provided above. The preceding sentence shall survive the Close of Escrow or the earlier termination of this Agreement.

4.3.3

Termination During Due Diligence Period. If Buyer determines, in its sole discretion, before the expiration of the Due Diligence Period, that the Real Property is unacceptable for Buyer's purposes, Buyer shall have the right to terminate this Agreement by giving to Seller notice of termination ("Termination

Notice") before the expiration of the Due Diligence Period, in which event the Deposit shall be immediately paid to Seller, Buyer shall immediately return all Property Information to Seller and, except for those provisions of this Agreement which expressly survive the termination of this Agreement, the parties hereto shall have no further obligations hereunder. if Buyer fails to timely deliver a Termination Notice to Seller and Escrow Holder on or before the expiration of the Due Diligence Period, then Buyer shall be deemed to be satisfied with all aspects of all the Real Property, including, without limitation, the condition and suitability of all the Real Property for Buyer's intended use, and Buyer shall be obligated to acquire the Real Property in accordance with the provisions of this Agreement. Buyer's delivery of a Termination Notice to Seller with respect to the Real Property shall constitute Buyer's election to terminate this Agreement with respect to the Real Property as provided above in this Section 4.3.3.  The Termination Notice shall only be deemed effective if timely delivered as aforesaid and contained therein is a detailed explanation of why Buyer has elected to terminate the Agreement.

4.4

Tenant Estoppel Certificates. Seller shall have no obligation to secure and deliver to Buyer estoppel certificates for all Leases ("Tenant Estoppel Certificates").

4.5

Contracts. Buyer shall assume the obligations arising from and after the Closing Date under the Contracts; provided, however, notwithstanding anything stated to the contrary herein, Buyer shall not be obligated to assume any of Seller's obligations under, and Seller shall terminate at Close of Escrow, the management and leasing agreement listed in Exhibit C attached hereto and made a part hereof, except that, notwithstanding Seller's termination of the management and leasing agreement listed in Exhibit C attached hereto, and in consideration of Seller's terminating the same, Buyer shall be responsible for, and Buyer shall assume pursuant to the terms and provisions of the Assignment of Leases and Contracts and Bill of Sale, as hereinafter defined, all leasing commissions payable (notwithstanding the termination of the management and leasing agreement) under the management and leasing agreement after the Close of Escrow arising out of the lease of space (including any renewal or expansion) in the Property after the Close of Escrow.  Buyer shall defend and indemnify Seller and hold Seller harmless from and against any and all losses, costs, damages, claims, or liabilities, and Seller’s attorneys’ fees, arising out of or in connection with payment of the aforementioned described leasing commissions.  The preceding sentence shall survive the Close of Escrow.  Buyer shall pay all costs, expenses, or fees, if any, related to the assignment of any Contract to Buyer.

4.6

Confidentiality. Prior to the Close of Escrow or in the event the Close of Escrow never occurs, the Property Information and all other information, other than matters of public record or matters generally known to the public, furnished to, or obtained through inspection of the Real Property by, Buyer, its affiliates, lenders, employees, attorneys, accountants and other professionals or agents relating to the Real Property, will be treated by Buyer, its affiliates, lenders, employees and agents as confidential, and will not be disclosed to anyone (except as reasonably required in connection with Buyer's evaluation of the Real Property) except to Buyer's consultants who agree to maintain the confidentiality of such information, and will be returned to Seller by Buyer if the Close of Escrow does not occur. The terms of this Agreement will not be disclosed to anyone prior to or after the Close of Escrow except to Buyer's and Seller's consultants who agree to maintain the confidentiality of such information and Seller and Buyer agree not to make any public announcements or public disclosures or communicate with any media with respect to the subject matter hereof without the prior written consent of the other party (in their sole and absolute discretion). The confidentiality provisions of this Section 4.6 shall not apply to any disclosures made by Buyer or Seller as required by law, by court order, or in connection with any subpoena served upon Buyer or Seller; provided Buyer and Seller shall provide each other with written notice before making any such disclosure.

5.

OPERATIONS AND RISK OF LOSS.

5.1

Ongoing Operations. During the pendency of this Agreement, but subject to the limitations set forth below, Seller shall carry on its businesses and activities relating to the Real Property substantially in the same manner as it did before the date of this Agreement. The new and pending lease transactions (the "New and Pending Lease Transactions") reflected on Schedule 1-1 and Schedule 1-2 attached hereto shall be deemed approved by Buyer for purposes of this Agreement.  Seller shall not be obligated to make any capital repair or replacement during the pendency of this Agreement and Buyer herein assumes all such repairs or replacements.  If a leases(s) requires Seller to commence such repair or replacement prior to the Closing Date, then Buyer on the Closing Date shall reimburse Seller for Seller’s substantiated actual out of pocket costs and expenses incurred by Seller in making any such repair or replacement.  The preceding two (2) sentences shall survive the Close of Escrow.

5.2

New Contracts. Prior to the expiration of the Due Diligence Period, Seller may without Buyer's consent enter into contracts relating to the Real Property, provided that Seller provides Buyer with written notice of the same. Following the expiration of the Due Diligence Period, Seller will not enter into any contract that will be an obligation affecting the Real Property subsequent to the Close of Escrow (except contracts entered into in the ordinary course of business that are terminable without cause on 30- days' notice), without the prior consent of the Buyer, which shall not be unreasonably withheld, conditioned or delayed.

5.3

Leasing Arrangements. Except for the New and Pending Lease Transactions, Seller shall obtain Buyer's consent, which Buyer shall not unreasonably withhold, condition or delay, before entering into any new lease of space in the Real Property and before entering into a Lease amendment, expansion, or renewal (unless the matter covered by the amendment, expansion or renewal is already expressly provided for in the Lease). Buyer shall be deemed to have consented to any new lease or any Lease amendment, expansion, or renewal if it has not timely notified Seller specifying with particularity the matters to which Buyer reasonably objects, within five (5) days after its receipt of Seller's written request for consent, together with a copy of the Lease amendment, expansion, or renewal or the new lease. At the Close of Escrow, Buyer shall reimburse Seller for commissions, legal fees, the cost of tenant improvements, and all other leasing costs and expenses paid by Seller with respect to the New and Pending Lease Transactions listed in Schedule 1-1 attached hereto and with respect to all other Lease amendments, expansions or renewals or new leases that were entered into pursuant to this Section 5.3 and, at Close of Escrow, shall assume in writing (pursuant to the Assignment of Leases and Contracts and Bill of Sale) Seller's obligations (whether arising before or after the Closing Date) under such new leases and Lease amendments, expansions or renewals. At the Close of Escrow, Buyer shall be entitled to a credit equal to all unpaid leasing costs under those New and Pending Lease Transactions listed in Schedule 1-2 attached hereto to the extent leases and/or lease amendments for the same have been executed and to the extent such leasing costs are expressly set forth in Schedule 1-2 attached hereto, and Buyer shall assume in writing (pursuant to the Assignment of Leases and Contracts and Bill of Sale) Seller's obligations under such New and Pending Lease Transactions.

5.4

Damage or Condemnation. Risk of loss resulting from any condemnation or eminent domain proceeding which is commenced or has been threatened against the Real Property before the Close of Escrow, and risk of loss to the Real Property due to fire, flood or any other cause before the Close of Escrow, shall remain with Seller. If before the Close of Escrow the Real Property or any portion thereof shall be materially damaged, or if the Real Property or any material portion thereof shall be subjected to a bona fide threat of condemnation or shall become the subject of any proceedings, judicial, administrative or otherwise, with respect to the taking by eminent domain or condemnation, then Buyer may elect not to acquire the Real Property by delivering written notice of such election to Seller within five (5) days after Buyer learns of the damage or taking, in which event Buyer shall no longer be obligated to purchase, and Seller shall no longer be obligated to sell, the Real Property. If the Closing Date is within the aforesaid 5-day period, then the Close of Escrow shall be extended to the next business day following the end of said 5-day period. If no such election is made, and in any event if the damage is not material, this Agreement shall remain in full force and effect, the purchase contemplated herein, less any interest taken by eminent domain or condemnation, shall be effected with no further adjustment (including the amount of the Purchase Price shall not be modified), and upon the Close of Escrow, Seller shall assign, transfer and set over to Buyer all of the right, title and interest of Seller in and to any awards that have been or that may thereafter be made for such taking, and Seller shall assign, transfer and set over to Buyer any insurance proceeds that may thereafter be made for such damage or destruction giving Buyer a credit at the Close of Escrow for any deductible under such policies. For purposes of this Section 5.4, the phrase(s) (i) "Material damage" or "Materially damaged" means damage reasonably exceeding thirty percent (30%) of the Purchase Price of the Real Property, and (ii) "material portion" means any portion of the Real Property that has a "fair market value" exceeding thirty percent (30%) of the Purchase

Price of the Real Property.

6.

SELLER'S AND BUYER'S DELIVERIES.

6.1

Seller's Deliveries into Escrow. No less than one (1) business day prior to the Closing Date, Seller shall deliver into Escrow (as such term is defined in Section 9 hereof) to the Escrow Holder the following:

(a)

Deed. A special warranty deed (the "Deed") in the form attached hereto as Exhibit E, executed and acknowledged by Seller, conveying to Buyer Seller's title to the Real Property.

(b)

Assignment of Leases and Contracts and Bill of Sale. An Assignment of Leases and Contracts and Bill of Sale ("Assignment of Leases and Contracts and Bill of Sale") in the form of Exhibit F attached hereto, executed by Seller.

(c)

State Law Disclosures. Such disclosures and reports as are required by applicable state and local law in connection with the conveyance of the Real Property.

(d)

FIRPTA. A Foreign Investment in Real Property Tax Act affidavit executed by Seller substantially in the form of Exhibit G attached hereto.

(e)

Additional Documents. Any additional documents that Escrow Holder or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement.

6.2

Buyer's Deliveries into Escrow. Except as otherwise expressly provided below, no later than 9:00 a.m. (Pacific Standard Time) on the Closing Date, Buyer shall deliver into Escrow to the Escrow Holder the following:

(a)

Purchase Price. The Purchase Price, less the Deposit that is applied to the Purchase Price, plus or minus applicable prorations, deposited by Buyer with the Escrow Holder in immediate, same-day federal funds wired for credit into the Escrow Holder's escrow account and deposited in Escrow Holder's escrow account no later than 1:00 p.m. (Central Standard Time) on the Closing Date.

(b)

Assignment of Leases and Contracts. and Bill of Sale. An Assignment of Leases and Contracts and Bill of Sale executed by Buyer.

(c)

State Law Disclosures. Such disclosures and reports as are required by applicable state and local law in connection with the conveyance of the Real Property.

(d)

Additional Documents. Any additional documents that Escrow Holder or the Title Company may reasonably require (which may be delivered by facsimile or other form of electronic transmission to the extent acceptable to Escrow Holder and/or the Title Company) for the proper consummation of the transaction contemplated by this Agreement.

6.3

Closing Statements/Escrow Fees; Tenant Notices. Concurrently with the Close of Escrow, Seller and Buyer shall deposit with the Escrow Holder executed closing statements consistent with this Agreement in the form required by the Escrow Holder (which may be delivered by facsimile or other form of electronic transmission) and, Seller and Buyer shall execute at the Close of Escrow, and deliver to each tenant immediately after the Close of Escrow, tenant notices regarding the sale of the Real Property in substantially the form of Exhibit H attached hereto, or such other form as may be required by applicable state law.

6.4

Post-Closing Deliveries. Immediately after the Close of Escrow, to the extent in Seller's possession, Seller shall deliver to the offices of Buyer's property manager: the original Leases; copies or originals of all contracts, receipts for deposits, and unpaid bills; all keys, if any, used in the operation of the Real Property; and, if in Seller's possession or control, any "as-built" plans and specifications of the Improvements.

7.

CONDITIONS TO BUYER'S AND SELLER'S OBLIGATIONS.

7.1

Conditions to Buyer's Obligations. The Close of Escrow and Buyer's obligation to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the following conditions for Buyer's benefit (or Buyer's waiver thereof, it being agreed that Buyer may waive any or all of such conditions) on or prior to the Closing Date or on the dates designated below for the satisfaction of such conditions:

(a)

All of Seller's representations and warranties contained herein shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date, subject to any qualifications hereafter made to any of Seller's representations as provided for in Section 11.1  hereof;

(b)

As of the Closing Date, Seller shall have performed its respective obligations hereunder and all deliveries to be made at Close of Escrow by Seller shall have been tendered;

(c)

There shall exist no actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings pending against Seller that would materially and adversely affect Seller's ability to perform its respective obligations under this Agreement;

(d)

There shall exist no pending action, suit or proceeding with respect to Seller before or by any court or administrative agency which seeks to restrain or prohibit the consummation of the transaction contemplated hereby.

If, notwithstanding the nonsatisfaction of any such condition, the Close of Escrow occurs, there shall be no liability on the part of Seller for breaches of representations and warranties of which Buyer had knowledge as of the Close of Escrow.

7.2

Conditions to Seller's Obligations.  The Close of Escrow and Seller's obligations to consummate the transaction contemplated by this Agreement are subject to the satisfaction of the following conditions for Seller's benefit (or Seller's waiver thereof, it being agreed that Seller may waive any or all of such conditions) on or prior to the Closing Date or the dates designated below for the satisfaction of such conditions:

(a)

All of Buyer's representations and warranties contained herein shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date;

(b)

As of the Closing Date, Buyer has performed its obligations hereunder and all deliveries to be made at Close of Escrow by Buyer shall have been tendered including, without limitation, the deposit with Escrow Holder of the amounts set forth in Section 6.2(a) hereof;

(c)

There shall exist no actions, suits, arbitrations, claims, attachments, proceedings, assignments for the benefit of creditors, insolvency, bankruptcy, reorganization or other proceedings, pending or threatened against Buyer that would materially and adversely affect Buyer's ability to perform its obligations under this Agreement;

(d)

There shall exist no pending or threatened action, suit or proceeding with respect to Buyer before or by any court or administrative agency which seeks to restrain or prohibit, or to obtain damages or a discovery order with respect to, this Agreement or the consummation of the transaction contemplated hereby;

(e)

Seller shall have received all consents and assignments and approvals from all parties from whom such consents to assignments or approvals are needed under all contracts, covenants and other agreements relating to the Property;

(f)

Seller shall have received a full general release signed by the broker, if any, referred to in Section 14 hereof, which shall be in form and substance reasonably acceptable to Seller, and shall release Seller from all costs, obligations, liabilities, commissions, fees, and claims arising from the transaction contemplated by this Agreement upon payment of the agreed upon commission; and

(g)

Prior to the expiration of the Due Diligence Period, Seller shall have received formal written approval from its partners for the consummation of the transaction contemplated hereby.

8.

CLOSE OF ESCROW; POSSESSION.

8.1

"Close of Escrow" shall mean and refer to Seller's receipt of the Purchase Price and the other amounts due Seller in accordance with the provisions of Section 9.1(b) below.

8.2

Sole exclusive possession of the Real Property, subject only to the Permitted Exceptions (as defined in Section 4.2.3 hereof), shall be delivered to Buyer on the Closing Date.

9.

ESCROW.

9.1

Closing. The escrow (the "Escrow") for the consummation of this transaction shall be established with Escrow Holder at the address indicated in Section 15.1 hereof by the deposit of an original signed copy of this Agreement with Escrow Holder contemporaneously with the execution hereof. This Agreement shall constitute both an agreement among Buyer and Seller and escrow instructions for Escrow Holder, If Escrow Holder requires separate or additional escrow instructions which it deems necessary for its protection, Seller and Buyer hereby agree promptly upon request by Escrow Holder to execute and deliver to Escrow Holder such separate or additional escrow instructions (the "Additional Instructions"). In the event of any conflict or inconsistency between this Agreement and the Additional Instructions, this Agreement shall prevail and govern, and the Additional Instructions shall so provide. The Additional Instructions shall not modify or amend the provisions of this Agreement unless otherwise agreed to in writing by Seller and Buyer.

No later than 1:00 p.m. (Central Standard Time) on the day prior to the Closing Date, Escrow Holder shall deliver to Seller and Buyer a final closing statement which has been certified by Escrow Holder to be true and correct.

On the Closing Date, provided that the conditions set forth in Sections 7.1 and 7.2 hereof have been satisfied or waived, Escrow Holder shall take the following actions in the order indicated below:

(a)

With respect to all closing documents delivered to Escrow Holder hereunder, and to the extent necessary, Escrow Holder is authorized to insert into all blanks requiring the insertion of dates the date of the recordation of the Deed or such other date as Escrow Holder may be instructed in writing by Seller and Buyer;

(b)

Deliver to Seller, in cash or current funds, the Purchase Price, plus or minus, as the case may be, the amounts determined in accordance with the provisions of Section 10 hereof, Buyer's signed counterparts of the Assignment of Leases and Contracts and Bill of Safe and conformed copies of the recorded Deed;

(c)

Record the Deed in the official records of the County in which the Real Property is located;

(d)

Deliver to Buyer those items referred to in Section 6.1 hereof and a conformed copy of the recorded Deed; and

(e)

Cause the Title Company to issue the Title Policy for the Real Property in accordance with the provisions of Section 4.2.3  hereof (unless Buyer has elected to defer receipt of the Title Policy as referenced in Section 9.4 hereof, in which case issuance of the Title Policy shall not be a condition to Closing).

9.2

Escrow and Title Charges.

(a)

Upon the Close of Escrow, escrow, title charges and other closing costs shall be allocated between Seller and Buyer as follows:

(i)

Seller shall pay: (1) the basic premium for the Title Policy (excluding the premium for the deletion of the area and boundary exception), (2) all escrow fees or similar charges of Escrow Holder.

(ii)

Buyer shall pay all sales, gross receipts, compensating, stamp, excise, documentary, transfer, deed or similar taxes or fees (City, County and State) payable in connection with the consummation of the transactions contemplated by this Agreement and the cost of recording the Deed. If Buyer desires to delete the area and boundary exception from the Title Policy, Buyer shall pay the premium for such coverage and the cost of any endorsements to the Title Policy, if required by Buyer.

(iii)

Buyer shall pay all costs incurred in connection with Buyer's updating or recertifying the Existing Surveys or obtaining any surveys for the Real Property

(iv)

Except to the extent otherwise specifically provided herein, all other expenses incurred by Seller and Buyer with respect to the negotiation, documentation and closing of this transaction, including, without limitation, Buyer's and Seller's attorneys' fees, shall be borne and paid by the party incurring same.

(b)

If the Close of Escrow does not occur by reason of Buyer's or Seller's default under this Agreement, then all escrow and title charges (including cancellation fees) shall be borne by the party in default.

9.3

Procedures Upon Failure of Condition. Except as otherwise expressly provided herein, if any condition set forth in Sections 7.1 or 7.2 hereof is not timely satisfied or waived for a reason other than the default of Buyer or Seller in the performance of its respective obligations under this Agreement:

(a)

This Agreement, the Escrow and the respective rights and obligations of Seller and Buyer hereunder shall terminate (other than the indemnity and insurance obligations of Buyer expressly set forth herein and the confidentiality provisions of Section 4.6 hereof which shall survive such termination) at the written election of the party for whose benefit such condition was imposed, which written election must be made (i) within three (3) business days after the date such condition was to be satisfied, or (ii) on the date the Close of Escrow occurs, whichever occurs first;

(b)

Escrow Holder shall promptly pay to Seller all funds of Buyer in its possession, including the Deposit and all interest accrued thereon, and to Seller and Buyer all documents deposited by them respectively, which are then held by Escrow Holder, except if the conditions set forth in Section 7.1(c) and (d) are not timely satisfied or waived for a reason other than the default of Buyer in the performance of its obligations under this Agreement, the Escrow Holder shall promptly pay to Buyer all funds of Buyer in its possession including the Deposit and all interest accrued thereon;

(c)

Buyer shall return to Seller the Property Information and Buyer shall deliver to Seller all Work Product (as such term is defined in Section 15.3 hereof); and

(d)

Any escrow cancellation and title charges shall be borne equally by Seller and Buyer.

9.4

Deferment of Title Policy. Seller acknowledges that, provided the Closing is not delayed or otherwise affected thereby, Buyer may elect to defer receipt of the Title Policy for a period not to exceed ninety (90) days in connection with Buyer's subsequent pledge of the Real Property as security for a loan.  Seller does not represent or warrant to Buyer that Title Company will allow Buyer to defer receipt of the Title Policy for a period not to exceed ninety (90) days in connection with Buyer’s subsequent pledge of the Real Property as security for a loan.  Buyer acknowledges that this Section 9.4 shall not be a condition to Buyer’s performance under this Agreement.

10.

PRORATIONS.

If the Purchase Price is received by Seller's depository bank in time to credit to Seller's account on the Closing Date, the day the Close of Escrow occurs shall belong to Buyer and all prorations hereinafter provided to be made as of the Close of Escrow shall each be made as of the end of the day before the Closing Date. If the Purchase Price is not so received by Seller's depository bank on the Closing Date, then the day the Close of Escrow occurs shall belong to Seller and such proration shall be made as of the end of the day that is the Closing Date. In each such proration set forth below, the portion thereof applicable to periods beginning as of Close of Escrow shall be credited to Buyer or charged to Buyer as applicable and the portion thereof applicable to periods ending as of Close of Escrow shall be credited to Seller or charged to Seller as applicable.

10.1

Collected Rent. All rent (including, without limitation, all base rents, additional rents and retroactive rents, and expressly excluding tenant reimbursements for Operating Costs, as hereinafter defined) and all other income (and any applicable state or local tax on rent) (hereinafter collectively referred to as "Rents") collected under Leases in effect on the Closing Date shall be prorated as of the Close of Escrow. Uncollected Rent shall not be prorated and, to the extent payable for the period prior to the Close of Escrow, shall remain the property of Seller. Buyer shall apply Rent from tenants that are collected after the Close of Escrow first to Rents which are due to Buyer after the Close of Escrow and second to Rents which were due to Seller on or before the Close of Escrow. Any prepaid Rents for the period following the Closing Date shall be paid over by Seller to Buyer. Buyer will make reasonable efforts, without suit, to collect any Rents applicable to the period before the Close of Escrow including, without limitation, sending to tenants bills for the payment of past due Rents during the first twelve (12) month period following the Closing Date. Seller may pursue collection of any Rents that were past due as of the Closing Date, provided that Seller shall have no right to terminate any Lease or any tenant's occupancy under any Lease in connection therewith.

10.2

Operating Costs and Additional Rent Reconciliation. Seller, as landlord under the Leases, is currently collecting from tenants under the Leases additional rent to cover taxes, insurance, utilities (to the extent not paid directly by tenants), common area maintenance and other operating costs and expenses (collectively, "Operating Costs") in connection with the ownership, operation, maintenance and management of the Real Property. Operating Costs shall not be prorated, except as herein provided. Buyer shall receive and retain any Operating Costs paid by Tenants on or after the Closing Date and Seller shall receive and retain any Operating Costs paid prior to the Closing Date; provided, however, that any monthly or periodic deposits or payments of estimated Operating Costs with respect to the month in which the Closing occurs that are received by Seller prior to the Closing Date or that are received by Buyer on or after the Closing Date shall be prorated as of the Closing Date. Buyer and Seller shall cooperate within thirty (30) days after the end of the year in which the Closing Date occurs to reconcile the actual Operating Costs. If there are any rebates owing to Tenants for the period of Seller's ownership, Seller shall promptly pay Buyer the amount of such rebates, and if the Tenants owe Seller any additional amounts for the Operating Costs with respect to the period of Seller's ownership, Buyer shall promptly pay Seller the amount so owed.

10.3

Taxes and Assessments. Real estate taxes and assessments imposed by any governmental authority ("Taxes") with respect to the Real Property for the 'relevant tax year in which the Real Property is being sold and that are not yet due and payable and that are not reimbursable by tenants under the Leases as Operating Costs shall be prorated as of the Close of Escrow based upon the most recent ascertainable assessed values and tax rates and based upon the number of days Buyer and Seller will have owned the Real Property during such relevant tax year. Seller shall receive a credit for any Taxes paid by Seller and applicable to any period after the Close of Escrow. Promptly following Buyer's receipt of the tax bill for the 2014 tax year, Buyer shall provide a copy of the same to Seller. Seller and Buyer agree to make a final adjustment regarding real estate taxes and assessments based upon the 2014 tax bill within thirty (30) days following the receipt of the same. Seller or Buyer, as applicable, shall promptly pay to the other any amount owing to the other arising from such final adjustment.

If, as of the Closing Date, Seller is protesting or has notified Buyer, in writing, that it has elected to protest any Taxes for the Real Property, then Seller agrees to assign any and all of its right to protest such Taxes to Buyer who shall have the right, after the Closing Date, to continue such protest. In such case, any Taxes paid by Buyer after the Closing Date with respect to the Real Property shall be paid under protest and Buyer shall promptly notify Seller of any payments of Taxes made by Buyer with respect to the Real Property. Buyer further agrees to cooperate with Seller and execute any documents requested by Seller in connection with such protest. As to the Real Property, any tax savings received ("Tax Refunds") for the relevant tax year under any protest, whether filed by Seller or Buyer, shall be prorated between the parties based upon the number of days, if any, Seller and Buyer respectively owned the Real Property during such relevant tax year; if such protest was filed by Seller, any payment of Tax Refunds to Buyer shall be net of any fees and expenses payable to any third party for processing such protest, including attorneys' fees. Seller shall have the obligation to refund to any tenants in good standing as of the date of such Tax Refund, any portion of such Tax Refund paid to Seller which may be owing to such tenants, which payment shall be paid to Buyer within fifteen (15) business days of delivery to Seller by Buyer of written confirmation of such tenants' entitlement to such Tax Refunds. Buyer shall have the obligation to refund to tenants in good standing as of the date of such Tax Refund, any portion of such Tax Refund paid to it which may be owing to such tenants. Buyer shall defend and indemnify Seller and hold Seller harmless from and against any and all losses, costs, damages, claims, or liabilities, and Seller’s attorneys’ fees, arising out of or in connection with payment of the aforementioned Tax Refunds to tenants.  Seller and Buyer agree to notify the other in writing of any receipt of a Tax Refund within fifteen (15) business days of receipt of such Tax Refund. To the extent either party obtains a Tax Refund, a portion of which is owed to the other party, the receiving party shall deliver the Tax Refund to the other party within fifteen (15) business days of its receipt. If Buyer or Seller fail to pay such amount(s) to the other as and when due, such amount(s) shall bear interest from the date any such amount is due to Seller or Buyer, as applicable, until paid at the lesser of (a) twelve percent (12%) per annum and (b) the maximum amount permitted by law. The obligations set forth herein shall survive the Close of Escrow and Buyer agrees that, as a condition to the transfer of the Property by Buyer, Buyer will cause any transferee to assume the obligations set forth herein.

10.4

Leasing Commissions, Tenant Improvements and Contracts. At Close of Escrow, Buyer shall assume (pursuant to the Assignment of Leases and Contracts and Bill of Sale) the obligation to pay all (a) leasing costs that are due or become due prior to the Closing Date to the extent that the same (i) arise from a new lease or any Lease amendment, extension or expansion hereafter entered into by Seller in accordance with the terms and conditions of this Agreement, or (ii) arise out of any New and Pending Lease Transactions (including, without limitation, the commissions and/or tenant improvements referenced in Section 5.3 hereof), and (b) leasing costs that are due after the Closing Date. Buyer will assume the obligations arising from and after the Closing Date under the Contracts.

10.5

Tenant Deposits. All tenant security deposits actually received by Seller (and interest thereon if required by law or contract to be earned thereon) and not theretofore applied to tenant obligations under the Leases shall be transferred or credited to Buyer at the Close of Escrow or placed in escrow if required by law. As of the Close of Escrow, Buyer shall assume Seller's obligations related to tenant security deposits. Buyer will indemnify, defend, and hold Seller harmless from and against all demands and claims made by tenants arising out of the transfer or disposition of any security deposits and will reimburse Seller for all attorneys' fees incurred or that may be incurred as a result of any such claims or demands as well as for all loss, expenses, verdicts, judgments, settlements, interest, costs and other expenses incurred or that may be incurred by Seller as a result of any such claims or demands by tenants.  The preceding sentence shall survive the Close of Escrow.

10.6

Utilities and Utility Deposits. Utilities for the Real Property (excluding utilities for which payment is made directly by tenants), including water, sewer, electric, and gas, based upon the last reading of meters prior to the Close of Escrow, shall be prorated. Seller shall be entitled to a credit for all security deposits held by any of the utility companies providing service to the Real Property to the extent set forth in Schedule "2" attached hereto and made a part hereof (collectively, "Utility Deposits"). Seller shall endeavor to obtain meter readings on the day before the Closing Date, and if such readings are obtained, there shall be no proration of such items and Seller shall pay at Close of Escrow the bills therefor for the period to the day preceding the Close of Escrow, and Buyer shall pay the bills therefor for the period subsequent thereto. If the utility company will not issue separate bills, Buyer will receive a credit against the Purchase Price for Seller's portion and will pay the entire bill prior to delinquency after Close of Escrow. If Seller has paid utilities no more than 30 days in advance in the ordinary course of business, then Buyer shall be charged its portion of such payment at Close of Escrow. Buyer shall be responsible for making any security deposits required by utility companies providing service to the Real Property to the extent required by any such utility company to release Seller's deposit.

10.7

Owner Deposits. Seller shall receive a credit at the Close of Escrow for all bonds, deposits, letters of credit, set aside letters or other similar items, if any, that are outstanding with respect to the Real Property that have been provided by Seller or any of its affiliates to any governmental agency, public utility, or similar entity (collectively, "Owner Deposits") to the extent assignable to Buyer and to the extent set forth on Schedule 2 attached hereto. To the extent any Owner Deposits are not assignable to Buyer, Buyer shall replace such Owner Deposits and obtain the release of Seller (or its affiliates) from any obligations under such Owner Deposits. To the extent that any funds are released as a result of the termination of any Owner Deposits for which Seller did not get a credit, such funds shall be delivered to Seller immediately upon their receipt.

10.8

Intentionally Omitted.

10.9

Final Adjustment After Closing. If final prorations cannot be made at the Close of Escrow for any item being prorated under this Section 10, then, provided Buyer or Seller identify any such proration ("Post Closing Proration") in writing before the Close of Escrow, Buyer and Seller agree to allocate such items on a fair and equitable basis as soon as invoices or bills are available and applicable reconciliation with tenants have been completed, with final adjustment to be made as soon as reasonably possible after the Close of Escrow (but in no event later than ninety (90) days after the Closing Date, except that adjustments arising from any taxes under Section 10.3 and Operating Costs under Section 10.2 shall not be subject to such limitation, but shall be made as soon as reasonably possible), to the effect that income and expenses are received and paid by the parties on a cash basis with respect to their period of ownership. Payments in connection with the final adjustment shall be due no later than ninety (90) days after the Closing Date, except that adjustments arising from any taxes under Section 10.3 and Operating Costs under Section 10.2 shall not be subject to such limitation, but shall be made as soon as reasonably possible. Seller shall have reasonable access to, and the right to inspect and audit, Buyer's books to confirm the final prorations for a period of one (1) year after the Close of Escrow. Notwithstanding anything to the contrary stated in this Section 10, except for Seller’s audit rights stated above, any reconciliation arising out of a taxes under Section 10.3 hereof and Operating Costs under Section 10.2, and except for any Post Closing Prorations (which must be determined and paid no later than ninety (90) days after the Closing Date), all prorations made under this Section 10 shall be final as of the Close of Escrow and shall not be subject to further adjustment (whether due to an error or for any other reason) after the Close of Escrow.

11.

SELLER'S REPRESENTATIONS AND WARRANTIES; AS-IS.

11.1

Seller's Representations and Warranties. In consideration of Buyer's entering into this Agreement and as an inducement to Buyer to purchase the Real Property from Seller, Seller makes the following representations and warranties to Buyer:

(a)

Seller has the legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized and no other action by Seller is requisite to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth herein.

(b)

There is no agreement to which Seller is a party or to Seller's Actual Knowledge binding on Seller which would prevent Seller from consummating the transaction contemplated by this Agreement.

For purposes of this Section 11.1, the phrase "To Seller's Actual Knowledge" shall mean the actual (and not implied, imputed, or constructive) knowledge of Amanda Davis (whom the Seller represents is the Senior Property Manager for the Real Property), without any inquiry or investigation of any other parties, including, without limitation, the tenants and the property manager of the Real Property.  The representations and warranties made by Seller in this Agreement shall survive the recordation of the Deed for a period of three (3) months and any action for a breach of Seller's representations or warranties must be made and filed within said three (3) month period. lf, after the Effective Date, but before the Close of Escrow, Seller becomes aware of any facts or changes in circumstances that would cause any of its representations and warranties in this Agreement to be materially untrue at Close of Escrow which materially adversely affects the Real Property or Buyer, Seller may notify Buyer in writing of such fact. In such case, or in the event Buyer obtains information which would cause any of Seller's representations and warranties to be materially untrue at Close of Escrow which materially adversely affects the Real Property or Buyer, then Buyer, as its sole and exclusive remedy, shall have the right to either (i) terminate this Agreement, in which case the Deposit shall be immediately returned to Buyer and neither party shall have any rights or obligations under this Agreement (except for portions of the Agreement which expressly survive termination of this Agreement); or (ii) accept a qualification to Seller's representations and warranties as of the Close of Escrow and complete the purchase and sale of the Property without any rights to recovery for breach of the unqualified representation and warranty. Other than as set forth in the immediately preceding sentence, if Buyer proceeds with the Close of Escrow, Buyer shall be deemed to have expressly waived any and all remedies for the breach of any representation or warranty discovered by Buyer prior to the Close of Escrow.

11.2

As-Is. As of the expiration of the Due Diligence Period, Buyer will have:

(a)

examined and inspected the Property and will know and be satisfied with the physical condition, quality, quantity and state of repair of the Property in all respects (including, without limitation, the compliance of the Real Property with the Americans With Disabilities Act of 1990 Pub.L. 101-336, 104 Stet, 327 (1990), and any comparable local or state laws (collectively, the "ADA")) and by proceeding with this transaction following the expiration of the Due Diligence Period shall be deemed to have determined that the same is satisfactory to Buyer;

(b)

reviewed the Property Information and all instruments, records and documents which Buyer deems appropriate or advisable to review in connection with this transaction, including, but not by way of limitation, any and all architectural drawings, plans, specifications, surveys, building and occupancy permits, and any licenses, leases, contracts, warranties and guarantees relating to the Real Property or the business conducted thereon, and Buyer, by proceeding with this transaction following the expiration of the Due Diligence Period, shall be deemed to have determined that the same and the information and data contained therein and evidenced thereby are satisfactory to Buyer;

(c)

reviewed all applicable laws, ordinances, rules and governmental regulations
(including, but not limited to, those relating to building, zoning and land use) affecting the development, use, occupancy or enjoyment of the Real Property, and Buyer, by proceeding with this transaction following the expiration of the Due Diligence Period, shall be deemed to have determined that the same are satisfactory to Buyer; and

(d)

at its own cost and expense, made its own independent investigation respecting the Property and all other aspects of this transaction, and shall have relied thereon and on the advice of its consultants in entering into this Agreement, and Buyer, by proceeding with this transaction following the expiration of the Due Diligence Period, shall be deemed to have determined that the same are satisfactory to Buyer.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AND EXCEPT FOR SELLER'S REPRESENTATIONS AND WARRANTIES IN SECTION 11.1 OF THIS AGREEMENT AND ANY WARRANTIES OF TITLE CONTAINED IN THE DEED DELIVERED AT THE CLOSE OF ESCROW ("SELLER'S WARRANTIES"), THIS SALE IS MADE AND WILL BE MADE WITHOUT REPRESENTATION, COVENANT, OR WARRANTY OF ANY KIND (WHETHER EXPRESS, IMPLIED, OR, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, STATUTORY) BY SELLER. AS A MATERIAL PART OF THE CONSIDERATION FOR THIS AGREEMENT, BUYER AGREES TO ACCEPT THE PROPERTY ON AN "AS IS" AND "WHERE IS" BASIS, WITH ALL FAULTS, AND WITHOUT ANY REPRESENTATION OR WARRANTY, ALL OF WHICH SELLER HEREBY DISCLAIMS, EXCEPT FOR SELLER'S WARRANTIES. EXCEPT FOR SELLER'S WARRANTIES, NO WARRANTY OR REPRESENTATION IS MADE BY SELLER AS TO FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, DESIGN, QUALITY, CONDITION, OPERATION OR INCOME, COMPLIANCE WITH DRAWINGS OR SPECIFICATIONS, ABSENCE OF DEFECTS, ABSENCE OF HAZARDOUS OR TOXIC SUBSTANCES, ABSENCE OF FAULTS, FLOODING, OR COMPLIANCE WITH LAWS AND REGULATIONS INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO HEALTH, SAFETY, AND THE ENVIRONMENT (INCLUDING, WITHOUT LIMITATION, THE ADA). BUYER HAS BEEN GIVEN AN OPPORTUNITY HEREIN TO CONDUCT AND HAS CONDUCTED OR WILL CONDUCT SUCH INSPECTIONS, INVESTIGATIONS AND OTHER INDEPENDENT EXAMINATIONS OF THE REAL PROPERTY AND RELATED MATTERS AS BUYER DEEMS NECESSARY, INCLUDING BUT NOT LIMITED TO THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF.  BUYER ACKNOWLEDGES THAT BUYER HAS ENTERED INTO THIS AGREEMENT WITH THE INTENTION OF MAKING AND RELYING UPON ITS OWN INVESTIGATION OF THE PHYSICAL, ENVIRONMENTAL, ECONOMIC USE, COMPLIANCE, AND LEGAL CONDITION OF THE PROPERTY AND THAT BUYER IS NOT NOW RELYING, AND WILL NOT LATER RELY, UPON ANY REPRESENTATIONS AND WARRANTIES MADE BY SELLER OR ANYONE ACTING OR CLAIMING TO ACT, BY, THROUGH OR UNDER OR ON SELLER'S BEHALF CONCERNING THE PROPERTY, ADDITIONALLY, BUYER AND SELLER HEREBY AGREE THAT (A) EXCEPT FOR SELLER'S WARRANTIES, BUYER IS TAKING THE PROPERTY "AS IS" WITH ALL LATENT AND PATENT DEFECTS AND THAT EXCEPT FOR SELLER'S WARRANTIES, THERE IS NO WARRANTY BY SELLER THAT THE PROPERTY IS FIT FOR A PARTICULAR PURPOSE, (B) EXCEPT FOR SELLER'S WARRANTIES, BUYER IS SOLELY RELYING UPON ITS EXAMINATION OF THE PROPERTY, AND (C) BUYER TAKES THE PROPERTY UNDER THIS AGREEMENT UNDER THE EXPRESS UNDERSTANDING THAT THERE ARE NO EXPRESS OR IMPLIED WARRANTIES (EXCEPT FOR THE LIMITED WARRANTIES OF TITLE SET FORTH IN THE DEED AND SELLER'S WARRANTIES).

WITH RESPECT TO THE FOLLOWING, BUYER FURTHER ACKNOWLEDGES AND AGREES THAT SELLER SHALL NOT HAVE ANY LIABILITY, OBLIGATION OR RESPONSIBILITY OF ANY KIND AND THAT SELLER HAS MADE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND:

(i)

THE CONTENT OR ACCURACY OF ANY REPORT, STUDY, OPINION OR CONCLUSION OF ANY SOILS, TOXIC, ENVIRONMENTAL OR OTHER ENGINEER OR OTHER PERSON OR ENTITY WHO HAS EXAMINED THE PROPERTY OR ANY ASPECT THEREOF;

(ii)

THE CONTENT OR ACCURACY OF ANY OF THE ITEMS (INCLUDING, WITHOUT LIMITATION, THE PROPERTY INFORMATION) DELIVERED TO BUYER PURSUANT TO BUYER'S REVIEW OF THE CONDITION OF THE PROPERTY; OR

(iii)

THE CONTENT OR ACCURACY OF ANY PROJECTION, FINANCIAL OR MARKETING ANALYSIS OR OTHER INFORMATION GIVEN TO BUYER BY SELLER OR REVIEWED BY BUYER WITH RESPECT TO THE PROPERTY.

BUYER ALSO ACKNOWLEDGES THAT THE REAL PROPERTY MAY OR MAY NOT CONTAIN ASBESTOS AND, IF THE REAL PROPERTY CONTAINS ASBESTOS, THAT BUYER MAY OR MAY NOT BE REQUIRED TO REMEDIATE ANY ASBESTOS CONDITION IN ACCORDANCE WITH APPLICABLE LAW.

BUYER IS A SOPHISTICATED REAL ESTATE INVESTOR AND IS, OR WILL BE AS OF THE CLOSE OF ESCROW, FAMILIAR WITH THE REAL PROPERTY AND ITS SUITABILITY FOR BUYER'S INTENDED USE. THE PROVISIONS OF THIS SECTION 11.2 SHALL SURVIVE INDEFINITELY ANY CLOSING OR

TERMINATION OF THIS AGREEMENT AND SHALL NOT BE MERGED INTO THE DOCUMENTS EXECUTED AT CLOSE OF ESCROW.

BUYER'S INITIALS__________

12.

BUYER'S COVENANTS, REPRESENTATIONS AND WARRANTIES; RELEASE; ERMA;

INDEMNIFICATION.

In consideration of Seller entering into this Agreement and as an inducement to Seller to sell the Real Property to Buyer, Buyer makes the following covenants, representations and warranties:

12.1

Buyer's Representations and Warranties.

(a)

Authority. Buyer has the legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, and the execution, delivery and performance of this Agreement have been duly authorized and no other action by Buyer is requisite to the valid and binding execution, delivery and performance of this Agreement, except as otherwise expressly set forth herein. There is no agreement to which Buyer is a party or to Buyer's knowledge binding on Buyer which is in conflict with this Agreement.

(b)

Executive Order 13224. To the best of Buyer's knowledge but without obligation to make inquiry, neither Buyer nor any of its respective affiliates or constituents, nor any of their respective brokers or other agents acting in any capacity in connection with the transactions contemplated by this Agreement is or will be (i) conducting any business or engaging in any transaction or dealing with any person appearing on the U.S. Treasury Department's Office of Foreign Assets Control ("OFAC") list of restrictions and prohibited persons ("Prohibited Person") (which lists can be accessed at the following web address: http://www.ustreas.gov/offices/enforcement/ofac/), including the making or receiving of any contribution of funds, goods or services to or for the benefit of any Prohibited Person; (ii) dealing in, or otherwise engaging in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 dated September 24, 2001, relating to "Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism"; or (iii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempting to violate, any of the prohibitions set forth in any U.S. anti-money laundering law.

12.2

Release. By proceeding with this transaction following the expiration of the Due Diligence Period, Buyer shall be deemed to have made its own independent investigation of the Property, the Property Information and the presence of Hazardous Materials on the Real Property as Buyer deems appropriate. Accordingly, subject to the representations and warranties of Seller expressly set forth in Section 11.1 hereof, Buyer, on behalf of itself and all of its officers, directors, shareholders, employees, representatives and affiliated entities (collectively, the "Releasors") hereby expressly waives and relinquishes any and all rights, claims, liabilities, causes of action, demands and remedies Releasors may now or hereafter have against Seller, its successors and assigns, partners, shareholders, officers and for directors (the "Seller Parties"), whether known or unknown, asserted or unasserted which may arise from or be connected or be related to every aspect of the Real Property, including, but not limited to (a) the physical condition, quality, quantity and state of repair of the Real Property and the prior management and operation of the Real Property, (b) the Property Information, (c) the Real Property's compliance or lack of compliance with any federal, state or local laws or regulations, and (d) any past, present or future presence or existence of Hazardous Materials on, under or about the Real Property or with respect to any past, present or future violation of any rules, regulations or laws, now or hereafter enacted, regulating or governing the use, handling, storage or disposal of Hazardous Materials, including, without limitation, (i) any and all rights and remedies Releasors may now or hereafter have under the Comprehensive Environmental Response Compensation and Liability Act of 1980 ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, and the Toxic Substance Control Act, all as amended, and any similar state, local or federal environmental law, rule or regulation, and (ii) any and all claims, whether known or unknown, now or hereafter existing, with respect to the Real Property under Section 107 of CERCLA (42 U.S.C.A. §9607). As used herein, the term "Hazardous Material(s)" includes, without limitation, any hazardous or toxic materials, substances or wastes, such as (1) any materials, substances or wastes which are toxic, ignitable, corrosive or reactive and which are regulated by any local governmental authority, or any agency of the United States government, (2) any other material, substance, or waste which is defined or regulated as a hazardous material, extremely hazardous material, hazardous waste or toxic substance pursuant to any laws, rules, regulations or orders of the United States government, or any local governmental body, (3) asbestos, (4) petroleum and petroleum based products, (5) formaldehyde, (6) polychlorinated biphenyls (PCBs), and (7) freon and other chlorofluorocarbons.

BUYER'S INITIALS___________

WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, BUYER, ON BEHALF OF ITSELF AND THE OTHER RELEASORS, HEREBY ASSUMES ALL RISK AND LIABILITY RESULTING OR ARISING FROM, OR RELATING TO THE OWNERSHIP, LEASING, MANAGEMENT, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR, OR OPERATION OF, THE PROPERTY.

THE FOREGOING WAIVERS, RELEASES AND AGREEMENTS BY BUYER, ON BEHALF OF ITSELF AND THE RELEASORS AND BUYER REPRESENTATIONS AND WARRANTIES, SHALL SURVIVE THE CLOSE OF ESCROW AND THE RECORDATION OF THE DEED AND SHALL NOT BE DEEMED MERGED INTO THE DEED UPON ITS RECORDATION.

12.3

ERISA. Buyer is not purchasing any of the Property with "plan assets" of an Employee Benefit Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (as amended from time to time, the "Act," and together with any regulation, rule or judicial or administrative case, order, or pronouncement arising under or connected with the Act, "ERISA") or of a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"). Buyer shall take all actions reasonably requested by Seller for the purpose of ensuring, to Seller's satisfaction, that the transactions contemplated herein will comply with ERISA and not result in an imposition of an excise tax under Section 4975 of the Code; such actions shall include, without limitation, the making of such further representations and warranties as Seller's counsel reasonably deems necessary to ensure that neither this Agreement nor any of the transactions contemplated herein will violate ERISA or result in an imposition of an excise tax under Section 4975 of the Code. In the event that this Agreement, or any transaction or other action by Seller in connection herewith, shall be deemed to violate ERISA or result in an imposition of an excise tax under Section 4975 of the Code, Seller may immediately terminate this Agreement (without any liability to Seller) in accordance with, and subject to the terms and conditions of, Section 9.3 hereof as if such termination arose from a failed condition under Section 9.3 hereof.

12.4

Financing.  Buyer’s payment of the Purchase Price is not subject to any financing contingency, condition, or requirement.  Buyer currently has readily available funds necessary to pay the Purchase Price to Seller at the Close of Escrow.

12.5

Tenants.  As of the Effective Date, Buyer is satisfied in all respects with all tenants and leases.

13.

DEFAULT DAMAGES.

13.1

DEFAULT BY BUYER.  BUYER AND SELLER HEREBY ACKNOWLEDGE AND AGREE THAT, IN THE EVENT THE CLOSE OF ESCROW FAILS TO OCCUR DUE TO A BUYER DEFAULT (ALL OF THE CONDITIONS TO BUYER'S OBLIGATIONS TO CLOSE HAVING BEEN SATISFIED OR WAIVED), SELLER WILL SUFFER DAMAGES IN AN AMOUNT WHICH WILL, DUE TO THE SPECIAL NATURE OF THE TRANSACTION CONTEMPLATED BY THIS AGREEMENT AND THE SPECIAL NATURE OF THE NEGOTIATIONS WHICH PRECEDED THIS AGREEMENT, BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ASCERTAIN. IN ADDITION AND EXCEPT AS OTHERWISE EXPRESSLY STATED BELOW, BUYER WISHES TO HAVE A LIMITATION PLACED UPON THE POTENTIAL LIABILITY OF BUYER TO SELLER IN

THE EVENT THE CLOSE OF ESCROW FAILS TO OCCUR DUE TO A BUYER DEFAULT, AND WISHES TO INDUCE SELLER TO WAIVE OTHER REMEDIES WHICH SELLER MAY HAVE IN THE EVENT OF A BUYER DEFAULT. BUYER AND SELLER, AFTER DUE NEGOTIATION, HEREBY ACKNOWLEDGE AND AGREE THAT THE AMOUNT OF THE DEPOSIT REPRESENTS A REASONABLE ESTIMATE OF THE DAMAGES WHICH SELLER WILL SUSTAIN IN THE EVENT OF SUCH BUYER DEFAULT. BUYER AND SELLER HEREBY AGREE THAT SELLER MAY, IN THE EVENT THE CLOSE OF ESCROW FAILS TO OCCUR DUE TO A BUYER DEFAULT, TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO BUYER AND ESCROW HOLDER, CANCEL THE ESCROW AND RECEIVE OR RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES AND ESCROW HOLDER SHALL IMMEDIATELY DELIVER THE DEPOSIT TO SELLER. SUCH RETENTION OF THE DEPOSIT BY SELLER IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER AND SHALL NOT BE DEEMED TO CONSTITUTE A FORFEITURE OR PENALTY.  NOTWITHSTANDING THE FOREGOING TO THE CONTRARY, IN THE EVENT THE CLOSE OF ESCROW FAILS TO OCCUR DUE TO A BUYER DEFAULT (ALL OF THE CONDITIONS TO BUYER’S OBLIGATIONS TO CLOSE HAVING BEEN SATISFIED OR WAIVED), SELLER MAY BRING A SUIT FOR SPECIFIC PERFORMANCE AGAINST THE BUYER PROVIDED THAT ANY SUCH SUIT FOR SPECIFIC PERFORMANCE MUST BE BROUGHT WITHIN THIRTY (30) DAYS AFTER BUYER’S DEFAULT.  SELLER HEREBY WAIVES ITS RIGHT TO BRING SUIT AT ANY LATER DATE TO THE EXTENT PERMITTED BY LAW.

NOTHING IN THIS SECTION 13.1 SHALL (A) PREVENT OR PRECLUDE ANY RECOVERY OF ATTORNEYS' FEES OR OTHER COSTS INCURRED BY SELLER PURSUANT TO SECTION 15.5 OR (B) IMPAIR OR LIMIT THE EFFECTIVENESS OR ENFORCEABILITY OF THE INDEMNIFICATION OBLIGATIONS OF BUYER EXPRESSLY CONTAINED HEREIN. SELLER AND BUYER ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THE PROVISIONS OF THIS SECTION 13.1 AND BY THEIR INITIALS IMMEDIATELY BELOW AGREE TO B BOUND BY ITS TERMS.

SELLER’S

INITIALS:_____________________

BUYER’S

INITIALS:_____________________

13.2

Default by Seller. If Seller defaults in its obligations to sell and convey the Property to Buyer pursuant to this Agreement (all of the conditions to Seller’s obligations to close having been satisfied or waived), Buyer's sole and exclusive remedy shall be to elect one of the following: (a) to terminate this Agreement, in which event Buyer shall be entitled to the return by the Escrow Holder to Buyer of the Deposit, or (b) to bring a suit for specific performance provided that any suit for specific performance must be brought as to the Property within 30 days of Seller's default, Buyer's waiving the right to bring suit at any later date to the extent permitted by law. This Agreement confers no present right, title or interest in the Property to Buyer and Buyer agrees not to file a lis pendens or other similar notice against the Real Property except in connection with, and after, the proper filing of a suit for specific performance.

SELLER’S

INITIALS:_____________________

BUYER’S

INITIALS:_____________________

14.

BROKER'S COMMISSIONS.  Except Hartman Income REIT Management, Inc., a Texas corporation, Seller's broker (whose commission shall be paid by Seller pursuant to that certain Management Agreement between Seller and Seller's broker), neither party hereto has had any contact or dealing regarding the Real Property, or any communication in connection with the subject matter of this transaction, through any licensed real estate broker or other person who can claim a right to a commission or finder's fee as a procuring cause of the sale contemplated herein. In the event that any other broker or finder perfects a claim for a commission or finder's fee, the party responsible for the contact or communication on which the broker or finder perfected such claim shall indemnify, save harmless and defend the other party from said claim and all costs and expenses (including reasonable attorneys' fees) incurred by the other party in defending against the same.  The preceding sentence shall survive the Close of Escrow.

15.

MISCELLANEOUS PROVISIONS.

15.1

Notices. All written notices or demands of any kind which either party hereto may be required or may desire to serve on the other in connection with this Agreement shall be served by personal service, by registered or certified mail, recognized overnight courier service or facsimile transmission. Any such notice or demand so to be served by registered or certified mail, recognized overnight courier service or facsimile transmission shall be delivered with all applicable delivery charges thereon fully prepaid and, if the party so to be served be Buyer, addressed to Buyer as follows:

Julian Kwok , CCIM | Acquisition Manager

c/o HARTMAN INCOME REIT, INC.

2909 Hillcroft, Suite 420

Houston, Texas  77057

Telephone No: 713.586.2611

Fax No.: 713.973.8912

jkwok@hi-reit.com

with copies thereof to:

Katherine N. O’Connell

General Counsel

c/o HARTMAN INCOME REIT, INC.

2909 Hillcroft, Suite 420

Houston, Texas 77057

 Telephone No: 713.586.2646

Fax No.: 713.973. 8912

koconnell@hi-reit.com

and, if the party so to be served be Seller, addressed to Seller as follows:

Louis T. Fox, III | CFO

c/o HARTMAN INCOME MANAGEMENT, INC.

2909 Hillcroft, Suite 420

Houston, Texas  77057

Telephone No: 713.586.2616

Fax No.: 713.973.8912

lfox@hi-reit.com

with copies thereof to:

Sanford G. Cohen, Esq.

Weycer, Kaplan, Pulaski & Zuber, P.C.

11 Greenway Plaza, Suite 1400

Houston, Texas 77046

 Telephone No: 713.961.9045

Fax No.: 713-961.5341

scohen@wkpz.com

if the party to be served be Escrow Holder, addressed to

Escrow Holder as follows:

Chicago Title Company

712 Main, Suite 2000E,

Houston, TX. 77002

Telephone No.: 713) 238-9191

Fax No.: (713) 238-9177

Service of any such notice or demand so made by personal delivery, registered or certified mail, recognized overnight courier or facsimile transmission shall be deemed complete on the date of actual delivery as shown by the addressee's registry or certification receipt or, as to facsimile transmissions, by "answer back confirmation" (provided that a copy of such notice or demand is delivered by any of the other methods provided above within one (1) business day following receipt of such facsimile transmission), as applicable, or at the expiration of the third (3rd) business day after the date of dispatch, whichever is earlier in time. Either party hereto may from time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address to which or a different person to whose attention all such notices or demands are thereafter to be addressed.

15.2

Assignment; Binding on Successors and Assigns. Buyer shall not assign, transfer or convey its rights or obligations under this Agreement or with respect to the Property without the prior written consent of Seller, which consent Seller may withhold in its sole, absolute and subjective discretion; provided, however, Buyer may assign its rights under this Agreement without Seller's consent to one or more, Affiliates (as hereinafter defined), so long as (i) Buyer provides Seller with no less than seven (7) days prior written notice of its intentions to assign its rights under this Agreement to the Affiliate(s), which notice must be accompanied by the name of such assignee(s) and such assignee's signature block (ii) the Affiliate(s) assumes, jointly and severally, in writing Buyer's obligations hereunder and the Affiliate(s) agrees in writing to be subject to all of the terms and conditions set forth in this Agreement pursuant assumption agreement substantially in the form attached hereto as Exhibit I and made a part hereof (the "Assignment and Assumption Agreement"), and (iii) Buyer shall not be released from its obligations hereunder. As used in this Section 15.2, the term "Affiliate" means (a) an entity that directly or indirectly controls, is controlled by or is under common control with the Buyer, or (b) an entity at least a majority of whose economic interest is owned by Buyer; and the term "control" means the power to direct the management of such entity through voting rights, ownership or contractual obligations. Any attempted assignment in violation of the provisions of this Section 15.2 shall be void and Buyer shall be deemed in default hereunder. Any permitted assignments shall not relieve the assigning party to an assignment and from its liability under this Agreement. Subject to the foregoing, and except as provided to the contrary herein, the terms, covenants, conditions and warranties contained herein and the powers granted hereby shall inure to the benefit of and bind all parties hereto and their respective heirs, executors, administrators, successors and assigns, and all subsequent owners of the Property.

15.3

Work Product. Effective upon and in the event of a termination of this Agreement for any reason, Buyer shall assign and deliver to Seller (at no cost to Seller), and does hereby assign without the need for any further act or instrument (at no cost to Seller), all reports, plans, studies, documents, written information and the like which has been generated by Buyer's third party consultants, whether prior to the Opening of Escrow or during the period of Escrow in connection with Buyer's proposed acquisition, development, use or sale of the Real Property (collectively, the "Work Product"). In such event, Buyer shall deliver the Work Product which has been assigned to Seller not later than five (5) days after the date of the termination of this Agreement. The Work Product shall be fully paid for and shall not be subject to any lien, encumbrance or claim of any kind. Buyer shall also return all materials and information (including, without limitation, the Property Information) given to it by Seller or its consultants during Escrow, in the same condition as delivered to Buyer.  The preceding sentence shall survive termination of this Agreement.

15.4

Further Assurances. In addition to the acts and deeds recited herein and contemplated to be performed, executed or delivered by Seller or Buyer, Seller and Buyer hereby agree to perform, execute and deliver, or cause to be performed, executed and delivered, on the Closing Date or thereafter any and all such further acts, deeds and assurances as Buyer or Seller, as the case may be, may reasonably require in order to consummate fully the transactions contemplated hereunder.

15.5

Attorneys' Fees. If any legal action or any arbitration or other proceeding is brought or if an attorney is retained for the enforcement of this Agreement or any portion thereof, or because of any alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party shall be entitled to recover from the other reimbursement for the reasonable fees of attorneys and other costs (including court costs and witness fees) incurred by it, in addition to any other relief to which it may be entitled. The term "prevailing party" means the party obtaining substantially the relief sought, whether by compromise, settlement or judgment.

15.6

Survival of Representations, Warranties and Agreements. Unless otherwise expressly stated in this Agreement (a) each of the covenants, obligations, representations, and agreements contained in this Agreement shall survive the Close of Escrow and the execution and delivery of the Deed only for a period of 6 months immediately following the Closing Date, and (b) any claim based upon a misrepresentation or a breach of a warranty contained in this Agreement shall be actionable or enforceable if and only if such alleged damage is in excess of Five Hundred Thousand and No/100 Dollars ($500,000.00) in the aggregate.  Notwithstanding anything stated to the contrary in this Agreement, the indemnification provisions contained in this Agreement including, Sections 4.3.1, 10.5 and 14 hereof and the provisions of Sections 4.6, 10.1, 10.2, 10.3, 10.4, 11.2, 12.1,. 12.2, 12.3, 13.2, 15.3, 15.5, 15.17 and 15.20 hereof shall survive the termination of this Agreement or the Close of Escrow without limitation, and shall not be merged with the recording of the Deed.

15.7

Entire Agreement. This Agreement contains the entire agreement and understanding of the parties in respect to the subject matter hereof, and the parties intend for the literal words of this Agreement to govern and for all prior negotiations, drafts, and other extrinsic communications, whether oral or written, to have no significance or evidentiary effect. The parties further intend that neither this Agreement nor any of its provisions may be changed, amended, discharged, waived or otherwise modified orally except only by an instrument in writing duly executed by the party to be bound thereby. The parties hereto fully understand and acknowledge the importance of the foregoing sentence and are aware that the law may permit subsequent oral modification of a contract notwithstanding contract language which requires that any such modification be in writing; but Buyer and Seller fully and expressly intend that the foregoing requirements as to a writing be strictly adhered to and strictly interpreted and enforced by any court which may be asked to decide the question. Each party hereto acknowledges that this Agreement accurately reflects the agreements and understandings of the parties hereto with respect to the subject matter hereof and hereby waive any claim against the other party which such party may now have or may hereafter acquire to the effect that the actual agreements and understandings of the parties hereto with respect to the subject matter hereof may not be accurately set forth in this Agreement.

15.8

Governing Law. This Agreement shall be governed by the laws of the State of Texas.

15.9

Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  Signatures may be in email, PDF format.

15.10

Headings; Construction. The various headings of this Agreement are included for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural and the masculine shall include the feminine and the neuter and vice versa. The use in this Agreement of the term "including" and related terms such as "include" shall in all cases mean "without limitation." All references to "days" in this Agreement shall be construed to mean calendar days unless otherwise expressly provided and all references to "business days" shall be construed to mean days on which national banks are open for business.

15.11

Time of Essence. Seller and Buyer hereby acknowledge and agree that time is strictly of the essence with respect to each and every term, condition, obligation and provision hereof and failure to perform timely any of the terms, conditions, obligations or provisions hereof by either party shall constitute a material breach of, and non-curable (but waivable) default under this Agreement by the parties so failing to perform.

15.12

Partial Validity; Severability. If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

15.13

No Third Party Beneficiaries. This Agreement is for the sole and exclusive benefit of the parties hereto and their respective permitted successors and assigns, and no third party is intended to, or shall have, any rights hereunder.  The Real Property is owned by tenants in common.  Notwithstanding anything contained herein to the contrary, all the terms and conditions of this Agreement shall inure to the benefit of all tenants in common that currently own an undivided interest in the Real Property.

15.14

Joint Product of Parties. This Agreement is the result of arms-length negotiations between Seller and Buyer and their respective attorneys. Accordingly, neither party shall be deemed to be the author of this Agreement and this Agreement shall not be construed against either party.

15.15

Procedure for Indeminity.  The following provisions govern actions for indeminity under the Agreement.  Promptly after receipt by indemnitee of notice of any claim, such indemintee will, if a claim in respect thereof is to be made against the indemnitor, deliver to the indimenifier written notice thereof and the indemnitor shall have the right to participate in and, indemnitor agrees in writing that it will be responsible for any costs, expenses, judgments, damages, and losses incurred by the indemnitee with respect to such claim, to assume the defense thereof, with counsel mutually satisfactory to the parties; provided, however, that an indemnitee shall have the right to retain its own competent and experienced counsel, with the fees and expenses to be paid by the indemnitor, if the indemnitee reasonably believes that representation of such indemnitee by the counsel retained by the indemnitor would be inappropriate due to actual or potential differing interests between such indemnitee and any other party represented by such counsel in such proceeding. The failure of indemnitee to deliver written notice to the indemnitor within a reasonable time after indemnitee receives notice of any such claim shall relieve such indemnitor of any liability to the indemnitee under this indemnity only if and to the extent that such failure is prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnitor will not relieve it of any liability that it may have to any indemnitee other than under this indemnity. If an indemnitee settles a claim without the prior written consent of the indemnitor, then the indemnitor shall be released from liability with respect to such claim unless the indemnitor has unreasonably withheld such consent.

15.16

Intentionally Omitted.

15.17

Waiver of Jury Trial. To the extent permitted by applicable law, the parties hereby waive any right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

15.18

No Personal Liability. Notwithstanding anything stated to the contrary herein, Seller's liability under this Agreement shall be limited to Seller's interest in the Property and neither Seller, Seller's constituent partners and/or members, Seller's asset manager, nor Seller's directors. employees or agents shall have any personal liability hereunder.

15.19

Joint and Several Liability. If Buyer is composed of more than one individual or entity, all obligations and liabilities of Buyer under this Agreement shall be joint and several as to each of the individuals or entities who compose Buyer.

15.20

Intentionally Omitted.

15.21

Deed Restriction Notice. If there are any deed restrictions or other covenants that affect the Property, then Seller shall prepare and give to Buyer written notice of such deed restrictions in a form reasonably acceptable to Seller and the Title Company.

15.22

Water Code Notice. In the event that the Property is located in a district created under Title 4 of the Texas Water Code (General Law Districts) or by a special Act of the legislature that is providing or proposing to provide, as the district's principal function, water, sanitary sewer, drainage, and flood control or protection facilities or services, or any of these facilities or services that have been financed or are proposed to be financed with bonds of the district payable in whole or part from taxes of the district, or by imposition of a standby fee, if any, to household or commercial users, other than agricultural, irrigation, or industrial users, and which district includes less than all the territory in at least one county and which, if located within the corporate area of a city, includes less than 75 percent of the incorporated area of the city or which is located outside the corporate area of a city in whole or in substantial part, and is subject to the requirements of Section 49.452 of the Texas Water Code, then Seller shall prepare and give to Buyer the written notice that is required by Section 49.452 of the Texas Water Code.

15.23

Notice to Buyer. The Texas Real Estate License Act requires that Seller notify Buyer that Buyer should either (i) have an attorney examine an abstract of title to the Property, or (ii) obtain a title insurance policy covering the Property. Notice to that effect is, therefore, hereby given to and acknowledged by Buyer.  IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

[Signature pages to follow]

“BUYER”

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.,

a Maryland corporation

By:

___________________________

Name:

Allen R. Hartman

Its:

President

STATE OF

)ss

COUNTY OF

On February      , 2014 before me

,

  , personally appeared, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Texas that the foregoing paragraph is true and correct.

WITNESS my hand and seal.

Signature Printed Name:

(SEAL)

"SELLER"

TENANTS IN COMMON:

HARTMAN GULF PLAZA 1 LLC

HARTMAN GULF PLAZA 2 LLC

HARTMAN GULF PLAZA 3 LLC

HARTMAN GULF PLAZA 4 LLC

HARTMAN GULF PLAZA 5 LLC

HARTMAN GULF PLAZA 6 LLC

HARTMAN GULF PLAZA 7 LLC

HARTMAN GULF PLAZA 8 LLC

HARTMAN GULF PLAZA 9 LLC

HARTMAN GULF PLAZA 10 LLC

HARTMAN GULF PLAZA 11 LLC

HARTMAN GULF PLAZA 12 LLC

HARTMAN GULF PLAZA 13 LLC

BY:

HARTMAN GULF PLAZA ACQUISITIONS, L.P.,

a Texas limited partnership

By:

HARTMAN GULF PLAZA PARTNERSHIP, G.P. L.L.C.

a Texas limited liability company

Its:  General Partner

By: ____________________________

Allen R. Hartman, Member

STATE OF

)ss

COUNTY OF

On February      , 2014 before me

,

  , personally appeared, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Texas that the foregoing paragraph is true and correct.

WITNESS my hand and seal.

S

ignature Printed Name:

(SEAL)

An original of this fully executed Agreement by Buyer and Seller was deposited with Escrow Holder on February ___, 2014, which for purposes of this Agreement shall be the effective date hereof (“Effective Date”).  By its signature below, Escrow Holder hereby agrees to the provisions of this Agreement relating to Escrow Holder.

Name:

____________________

Title:

Chicago Title Company

EXHIBIT A

Description of Real Property

TRACT I:

DESCRIPTION OF A 2.709-ACRES (118,006-SQ. FT.) TRACT OF LAND OUT OF BARKER'S LANDING OFFICE PARK, HARRIS COUNTY, TEXAS

BEING A 2.709-ACRE (118,006 SQUARE FEET) TRACT OF LAND SITUATED IN THE JOEL WHEATON SURVEY, ABSTRACT 80, HARRIS COUNTY, TEXAS, AND BEING OUT OF RESTRICTED COMMERCIAL RESERVE "A", BARKER'S LANDING OFFICE PARK, AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS. SAID 2.709-ACRE TRACT BEING THAT SAME TRACT OF LAND CONVEYED TO TRANSWESTERN CG PARTNERS I, L.P. BY INSTRUMENT FILED FOR RECORD UNDER HARRIS COUNTY CLERK'S FILE NO. S486405, FILM CODE NO. 513-36-2076 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: (BEARINGS BASED ON THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE “A”):

BEGINNING AT A 5/8-INCH IRON ROD SET FOR THE NORTHEAST CORNER OF SAID BARKER'S LANDING OFFICE PARK, THE NORTHEAST CORNER OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND THE SOUTHEAST CORNER OF THE RESIDUE OF A CALLED 11.0- ACRE TRACT AS CONVEYED TO KATY INDEPENDENT SCHOOL DISTRICT IN VOLUME 3478, PAGE 360 OF THE HARRIS COUNTY DEED RECORDS AND BEING LOCATED IN THE WEST RIGHT-OF-WAY LINE OF ADDICKS-HOWELL DRIVE (60' WIDE), SAID POINT BEING THE NORTHEAST CORNER OF SAID TRACT HEREIN DESCRIBED, FROM WHICH A FOUND 1-INCH IRON PIPE BEARS SOUTH 74 DEG. 54 MIN. 56 SEC. WEST, A DISTANCE OF 0.70 FEET;

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH THE WEST RIGHT-OF-WAY LINE OF SAID ADDICKS-HOWELL DRIVE, THE EAST LINE OF SAID BARKER'S LANDING OFFICE PARK, AND THE EAST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A", A DISTANCE OF 171.38 FEET TO A CUT "X" SET IN THE WEST RIGHT-OF-WAY LINE OF SAID ADDICKS-HOWELL DRIVE AND THE NORTHEAST CORNER OF A 0.037-ACRE ACCESS EASEMENT AS CONVEYED TO BARKER'S LANDING NUMBER 3, JOINT VENTURE AS RECORDED UNDER HARRIS COUNTY CLERK'S FILE NUMBER H-183052, AND BEING THE NORTHEAST CORNER OF RESTRICTED COMMERCIAL RESERVE "B" AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS FOR THE MOST EASTERLY SOUTHEAST CORNER OF SAID TRACT HEREIN DESCRIBED;

THENCE NORTH 87 DEG. 04 MIN. 02 SEC. WEST WITH THE NORTH LINE OF SAID 0.037-ACRE ACCESS EASEMENT, LEAVING SAID ADDICKS-HOWELL DRIVE,

A DISTANCE OF 65.00 FEET TO A CUT "X" SET IN CONCRETE FOR THE NORTHWEST CORNER OF SAID 0.037-ACRE ACCESS EASEMENT FOR AN INTERIOR CORNER OF SAID TRACT HEREIN DESCRIBED;

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH AN EAST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND A WEST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 209.00 FEET TO A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET FOR A SOUTHEAST CORNER OF SAID TRACT HEREIN DESCRIBED;

THENCE NORTH 87 DEG. 04 MIN. 02 SEC. WEST WITH A SOUTH LINE OF SAID TRACT HEREIN DESCRIBED, SAID LINE BEING A COMMON LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 230.00 FEET TO A CUT "X" SET IN CONCRETE FOR AN INTERIOR CORNER OF SAID TRACT HEREIN DESCRIBED AND BEING THE NORTHWEST CORNER OF A 0.011-ACRE ACCESS EASEMENT AS CONVEYED TO BARKER'S LANDING NUMBER 3, JOINT VENTURE UNDER HARRIS COUNTY CLERK'S FILE NUMBER H 183052;

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH SAID COMMON LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 42.18 FEET TO A 5/8-INCH IRON ROD FOUND IN A CURVE TO THE LEFT IN THE NORTH LINE OF BARKER'S POINT LANE (BASED ON A WIDTH OF 60.00 FEET);

THENCE IN A WESTERLY DIRECTION WITH THE NORTH LINE OF SAID BARKER’S POINT LANE, WITH SAID CURVE TO THE LEFT HAVING A RADIUS OF 60.3 FEET, A CURVE LENGTH OF 42.92 FEET, A CENTRAL ANGLE OF 40 DEG. 59 MIN. 11 SEC., AND A CHORD BEARING AND DISTANCE OF NORTH 86 DEG. 02 MIN. 47 SEC. WEST, 42.01 FEET TO A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET IN THE NORTH LINE OF SAID BARKER'S POINT LANE FOR A SOUTHEASTERLY CORNER OF A 2.940-ACRE TRACT OF LAND CONVEYED TO TRANSWESTERN CG PARTNERS I, L.P. UNDER HARRIS COUNTY CLERK'S FILE NUMBER S409728, FILM CODE NO. 513-40-1665 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS AND FOR THE MOST SOUTHERLY SOUTHWESTERN CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE NORTH 02 DEG. 25 MIN. 36 SEC. WEST ALONG THE EASTERLY LINE OF SAID 2.940-ACRE TRACT, A DISTANCE OF 388.49 FEET TO A 5/8-INCH IRON ROD FOUND IN THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND THE SOUTH LINE OF SAID KATY INDEPENDENT SCHOOL DISTRICT TRACT FOR THE NORTHWEST CORNER OF SAID TRACT HEREIN DESCRIBED;

THENCE NORTH 87 DEG. 34 MIN. 24 SEC. EAST WITH SAID NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND THE SOUTH LINE OF SAID KATY INDEPENDENT SCHOOL DISTRICT TRACT, A DISTANCE OF 374.93 FEET TO

THE POINT-OFBEGINNING AND CONTAINING 2.709-ACRES (118,006 SQUARE FEET) OF LAND.

TRACT II:

DESCRIPTION OF A 0.011-ACRE (498-SQ. FT.) TRACT OF LAND OUT OF BARKER'S LANDING OFFICE PARK, HARRIS COUNTY, TEXAS

BEING A 0.011-ACRE (498 SQUARE FEET) TRACT OF LAND SITUATED IN THE JOEL WHEATON SURVEY, ABSTRACT 80, HARRIS COUNTY, TEXAS, AND BEING OUT OF RESTRICTED COMMERCIAL RESERVE "B" OF BARKER'S LANDING OFFICE PARK, AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS. SAID 0.011-ACRE TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: (BEARINGS BASED ON THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A".)

COMMENCING FOR REFERENCE AT A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET FOR THE NORTHEAST CORNER OF SAID BARKER'S LANDING OFFICE PARK, THE NORTHEAST CORNER OF RESTRICTED COMMERCIAL RESERVE "A" AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS, THE NORTHEAST CORNER OF A 2.709-ACRE TRACT OF LAND CONVEYED TO TRANSWESTERN CG PARTNERS I, L.P. UNDER HARRIS COUNTY CLARK’S FILE NO. S486405, FILM CODE NO. 513-36-2076 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS AND THE SOUTHEAST CORNER OF THE RESIDUE OF A CALLED 11.0-ACRE TRACT AS CONVEYED TO KATY INDEPENDENT SCHOOL DISTRICT IN VOLUME 3478, PAGE 360 OF THE HARRIS COUNTY DEED RECORDS AND BEING LOCATED IN THE WEST RIGHT-OF-WAY LINE OF ADDICKS-HOWELL DRIVE (60' WIDE), FROM WHICH A FOUND 1-INCH IRON PIPE BEARS SOUTH 74 DEG. 57 MIN. 12 SEC. WEST, A DISTANCE OF 0.70 FEET;

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH THE WEST RIGHT-OF-WAY LINE OF SAID ADDICKS-HOWELL DRIVE, THE EAST LINE OF SAID BARKER'S LANDING OFFICE PARK, AND THE EAST LINE OF RESTRICTED COMMERCIAL RESERVE "A" OF BARKER'S LANDING OFFICE PARK, AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS, A DISTANCE OF 171.38 FEET TO A CUT "X" SET FOR THE NORTHEAST CORNER OF A 0.037-ACRE ACCESS EASEMENT AS CONVEYED TO BARKER'S LANDING NUMBER 3, JOINT VENTURE AS RECORDED UNDER HARRIS COUNTY CLERK'S FILE NUMBER H-1 83052, SAID CORNER BEING THE NORTHEAST CORNER OF SAID RESTRICTED COMMERCIAL RESERVE

THENCE NORTH 87 DEG. 04 MIN. 02 SEC. WEST WITH THE NORTH LINE OF SAID 0.037-ACRE ACCESS EASEMENT, LEAVING SAID ADDICKS-HOWELL DRIVE, A DISTANCE OF 65.00 FEET TO A CUT "X" SET IN CONCRETE FOR THE NORTHWEST CORNER OF SAID 0.037-ACRE ACCESS EASEMENT AND A COMMON INTERIOR CORNER OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID

RESTRICTED COMMERCIAL RESERVE

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH AN EAST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND A WEST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 209.00 FEET TO A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET FOR A CORNER;

THENCE NORTH 87 DEG. 04 MIN. 5 SEC. WEST WITH A SOUTH LINE OF THE 2.709-ACRE TRACT, SAID LINE BEING A COMMON LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 198.45 FEET TO A 5/8-INCH IRON ROD FOUND FOR THE NORTHEAST CORNER AND THE POINT OF BEGINNING OF SAID TRACT HEREIN DESCRIBED;

THENCE SOUTH 47 DEG. 55 MIN. 58 SEC. WEST, A DISTANCE OF 44.62 FEET TO A 5/8-INCH IRON ROD FOUND IN A EAST LINE OF SAID 2.709-ACRE TRACT, A EAST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A", A WEST LINE OF SAID 2.115-ACRE TRACT AND A WEST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "B" FOR THE SOUTH CORNER OF SAID TRACT HEREIN DESCRIBED;

THENCE NORTH 02 DEG. 55 MIN. 58 SEC. EAST WITH THE WEST LINE OF SAID 2.115-ACRE TRACT, THE WEST LINE OF SAID RESTRICTED COMMERCIAL RESERVE “B”, THE EAST LINE OF SAID RESTRICTED COMMERCIAL RESERVE “A” AND THE EAST LINE OF SAID 2.709-ACRE TRACT, A DISTANCE OF 31.55 FEET TO A CUT "X" SET FOR THE NORTHWEST CORNER OF SAID HEREIN DESCRIBED TRACT;

THENCE SOUTH 87 DEG. 04 MIN. 02 SEC. EAST WITH A SOUTH LINE OF SAID 2.709-ACRE TRACT, A SOUTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE “A”, A NORTH LINE OF SAID RESTRICTED RESERVE “B” AND A LINE OF SAID 2.115-ACRE TRACT, A DISTANCE OF 31.55 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.011-ACRE (498 SQUARE FEET) OF LAND.

TRACT III:

DESCRIPTION OF A 0.037-ACRE (1,625-SQ. FT.) TRACT OF LAND OUT OF BARKER'S LANDING OFFICE PARK, HARRIS COUNTY, TEXAS

BEING A 0.037-ACRE (1,625 SQUARE FEET) TRACT OF LAND SITUATED IN THE JOEL WHEATON SURVEY, ABSTRACT 80, HARRIS COUNTY, TEXAS, AND BEING OUT OF RESTRICTED COMMERCIAL RESERVE "B" OF BARKER'S LANDING OFFICE PARK, AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS. SAID 0.037-ACRE TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: (BEARINGS BASED ON THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A".)

COMMENCING-FOR-REFERENCE AT A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET FOR THE NORTHEAST CORNER OF SAID BARKER'S LANDING OFFICE PARK, THE NORTHEAST CORNER OF RESTRICTED COMMERCIAL RESERVE "A" AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS, THE NORTHEAST CORNER OF A 2.709-ACRE TRACK OF LAND CONVEYED TO TRANSWESTERN CG PARTNERS I, L.P. UNDER HARRIS COUNTY CLERK’S FILE NO. S486405, FILM CODE NO. 513-36-2076 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS AND THE SOUTHEAST CORNER OF THE RESIDUE OF A CALLED 11.0-ACRE TRACT AS CONVEYED TO KATY INDEPENDENT SCHOOL DISTRICT IN VOLUME 3478, PAGE 360 OF THE HARRIS COUNTY DEED RECORDS AND BEING LOCATED IN THE WEST RIGHT-OF-WAY LINE OF ADDICKS-HOWELL DRIVE (60' WIDE), FROM WHICH A FOUND 1-INCH IRON PIPE BEARS SOUTH 74 DEG. 57, MIN. 12 SEC. WEST, A DISTANCE OF 0.70 FEET;

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH THE WEST RIGHT-OF-WAY LINE OF SAID ADDICKS-HOWELL DRIVE, THE EAST LINE OF SAID BARKER'S LANDING OFFICE PARK, AND THE EAST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A", A DISTANCE OF 171.38 FEET TO A CUT "X" SET IN THE WEST RIGHT-OF-WAY LINE OF SAID ADDICKS-HOWELL DRIVE FOR THE NORTHEAST CORNER OF SAID RESTRICTED COMMERCIAL RESERVE "B", THE NORTHEAST CORNER OF A 2.115-ACRE TRACT OF LAND CONVEYED TO BRIARHOLLOW, LLC., UNDER HARRIS COUNTY CLERK’S FILE NO. T783 185, FILM CODE NO. 526-21-1701 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS AND THE POINT-OF-BEGINNING OF SAID TRACT HEREIN DESCRIBED;

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH A WEST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "B", THE EAST LINE OF SAID 2.115-ACRE TRACT AND THE WEST RIGHT-OF-WAY LINE OF SAID ADDICKS-HOWELL DRIVE, A DISTANCE OF 25.00 FEET TO A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET FOR A SOUTHEAST CORNER OF SAID TRACT HEREIN DESCRIBED, FROM WHICH A FOUND 5/8-INCH IRON ROD BEARS NORTH 30 DEG. 51 MIN. 44 SEC. WEST, A DISTANCE OF .31 FEET;

THENCE NORTH 87 DEG. 04 MIN. 02 SEC. WEST, A DISTANCE OF 65.00 FEET TO A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET IN A WEST LINE OF SAID 2.115-ACRE TRACT, THE COMMON LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE "B" FOR THE SOUTHWEST CORNER OF SAID TRACT HEREIN DESCRIBED, FROM WHICH A FOUND 5/8-INCH IRON ROD BEARS NORTH 22 DEG. 13 MIN. 21 SEC. WEST, A DISTANCE OF 0.99 FEET;

THENCE NORTH 02 DEG. 55 MIN. 58 SEC. EAST WITH THE WEST LINE OF SAID 2.115-ACRE TRACT, A EAST LINE OF SAID 2.709-ACRE TRACT AND A COMMON LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID

RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 25.00 FEET TO A CUT "X" SET IN CONCRETE FOR AN INTERIOR CORNER OF SAID RESTRICTED COMMERCIAL RESERVE "A", THE MOST NORTHERLY NORTHWEST CORNER OF SAID 2.115-ACRE TRACT AND SAID RESTRICTED COMMERCIAL RESERVE "B" FOR THE NORTHWEST CORNER OF SAID TRACT HEREIN DESCRIBED;

THENCE SOUTH 87 DEG. 04 MIN. 02 SEC. EAST WITH THE NORTH LINE OF THE SAID 2.115-ACRE TRACT, A SOUTH LINE OF SAID 2.709-ACRE TRACT AND A COMMON LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 65.00 FEET TO THE POINT-OF-BEGINNING AND CONTAINING 0.037-ACRE (1,625 SQUARE FEET) OF LAND.

TRACT IV:

DESCRIPTION OF A 0.321-ACRE (13,891-SQ. FT.) TRACT OF LAND OUT OF BARKER'S LANDING OFFICE PARK, HARRIS COUNTY, TEXAS

BEING A 0.321-ACRE (13,891 SQUARE FEET) TRACT OF LAND SITUATED IN THE JOEL WHEATON SURVEY, ABSTRACT 80, HARRIS COUNTY, TEXAS, AND BEING OUT OF RESTRICTED COMMERCIAL RESERVE "A" OF BARKER'S LANDING OFFICE PARK, AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS. SAID 0.321-ACRE TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: (BEARINGS BASED ON THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A".)

COMMENCING AT THE NORTHWEST CORNER OF SAID RESTRICTED COMMERCIAL RESERVE “A’ OF BARKERS LANDING OFFICE PARK, IN THE EAST LINE OF STATE HIGHWAY NO. 6;

THENCE NORTH 87 DEGREES 34 MINUTES 24 SECONDS EAST, ALONG THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE “A” OF BARKERS LANDING OFFICE PARK, A DISTANCE OF 259.93 FEET TO A 5/8 INCH IRON ROD SET FOR THE POINT OF BEGINNING;

THENCE NORTH 87 DEGREES 34 MINUTES 24 SECONDS EAST, CONTINUING ALONG THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE “A” OF BARKERS LANDING OFFICE PARK, A DISTANCE OF 62.00 FEET TO A 5/8 INCH IRON ROD SET FOR THE NORTHEAST CORNER OF SAID 2.940 ACRE TRACT AND THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 02 DEGREES 25 MINUTES 36 SECONDS EAST, ALONG THE EAST LINE OF SAID 2.940 ACRE TRACT AND THE WEST LINE OF A CALLED 2.709 ACRE TRACT DESCRIBED IN HARRIS COUNTY CLERKS FILE NO. X361752, A DISTANCE OF 225.50 FEET TO A 5/8 INCH IRON ROD SET FOR THE SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 87 DEGREES 24 MINUTES 24 SECONDS WEST, A DISTANCE OF 62.00 FEET TO A 5/8 INCH IRON ROD SET FOR THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 02 DEGREES 25 MINUTES 36 SECONDS WEST, A DISTANCE OF 225.5 FEET TO THE POINT OF BEGINNING AND CONTAINING 13,981 SQUARE FEET OF LAND, MORE OR LESS.

EXHIBIT B

Description of Personal Property

1.

One (1) desk

2.

One (1) credenza

3.

One (1) computer

4.

Two (2) filing cabinets

5.

One (1) bookshelf

EXHIBIT C

List of Contracts

Agape Cleaning Enterprises
Amtech Elevator Services

Global Waste LLC

Mustang Security and Investigations Inc.

Muzak LLC

Grounds Keepers, Inc.

Royal Sweeping and Paving LLC

Always in Season, Inc.

Fikes of Houston

Kings III Emergency Communications

EXHIBIT D

Form of Tenant Estoppel Certificate

(Attached)

INTENTIONALLY OMITTED

EXHIBIT E

Form of Deed

(Attached)

SPECIAL WARRANTY DEED

RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO:

Katherine N. O’Connell, Esq.

c/o Hartman Income REIT, Inc.

2909 Hillcroft, Suite 420

Houston, Texas 77057

THIS SPECIAL WARRANTY DEED is made as of March ___, 2014, by HARTMAN GULF PLAZA ACQUISITIONS L.P., a Texas limited partnership, whose address is 2909 Hillcroft, Suite 420 Houston, TX. 77057, as Grantor, in favor of HARTMAN SHORT TERM INCOME PROPERTIES XX, INC., a Maryland corporation, as Grantee.

WITNESS that Grantor, for good and valuable consideration, receipt of which is acknowledged, grants, bargains, conveys and sells to Grantee all the real property located in Harris County, Texas, more particularly described on an attached Exhibit "A" attached hereto, together with, if any (i) all improvements thereon and fixtures affixed thereto (ii) all and singular the rights, benefits, privileges, easements, tenements, hereditaments, and appurtenances thereon or in anywise appertaining to such real property (said real property, improvements, fixtures, rights, benefits, privileges, easements, tenements, hereditaments, and appurtenances are referred to herein as the "Property" but do not include any items specifically conveyed hereunder without covenant or warranty), subject to general real estate taxes and assessments on the Property for 2014 and subsequent years not yet due and payable, all matters of record, all leases affecting the Property, any state of facts which an accurate survey of the Property or an inspection of the Property would show, and all zoning and building laws, ordinances, maps, resolutions and regulations affecting the Property (collectively, the "Permitted Encumbrances").

TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in any way belonging, unto Grantee, Grantee's successors and assigns forever, and Grantor does hereby bind itself and its successors and assigns to warrant and forever defend all and singular the Property unto Grantee, its successors assigns against every person whomsoever lawfully claiming, or to claim the same, or any part thereof by, through or under Grantor, but not otherwise, subject, however, to the Permitted Encumbrances.

For the same consideration, Grantor hereby GRANTS, SELLS, CONVEYS, ASSIGNS, and DELIVERS to Grantee, without covenant or warranty express or implied, all right, title and interest, if any, of Grantor, as owner of the Property but not as owner of any other property, in and to strips or gores, if any, between the Property and abutting properties (except to the extent, if any, that such strips or gores abut or provide access to other properties owned by Grantor).

BY ACCEPTING THIS DEED (AS EVIDENCED BY THE RECORDING OF THIS DEED IN THE OFFICIAL RECORDS OF HARRIS COUNTY), GRANTEE ACKNOWLEDGES AND AGREES TO ALL OF THE FOLLOWING:

1.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AND EXCEPT FOR GRANTOR'S REPRESENTATIONS AND WARRANTIES TO GRANTEE (WHICH SURVIVE FOR A SPECIFIED PERIOD OF TIME) IN SECTION 11.1 OF THAT CERTAIN PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS DATED FEBRUARY __, 2014 (THE "AGREEMENT"), ENTERED INTO BY AND BETWEEN GRANTOR AND GRANTEE ("GRANTOR'S WARRANTIES"), THIS DEED IS MADE AND IS DELIVERED WITHOUT REPRESENTATION, COVENANT, OR WARRANTY OF ANY KIND (WHETHER EXPRESS, IMPLIED, OR, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, STATUTORY) BY GRANTOR. AS A MATERIAL PART OF THE CONSIDERATION FOR THIS DEED, GRANTEE AGREES TO ACCEPT THE PROPERTY ON AN "AS IS" AND "WHERE IS" BASIS, WITH ALL FAULTS, AND WITHOUT ANY REPRESENTATION OR WARRANTY, ALL OF WHICH GRANTOR HEREBY DISCLAIMS, EXCEPT FOR

GRANTOR'S WARRANTIES. EXCEPT FOR GRANTOR'S WARRANTIES, GRANTEE ACKNOWLEDGES THAT NO WARRANTY OR REPRESENTATION IS MADE BY GRANTOR AS TO FITNESS FOR ANY PARTICULAR PURPOSE, MERCHANTABILITY, DESIGN, QUALITY, CONDITION, OPERATION OR INCOME, COMPLIANCE WITH DRAWINGS OR SPECIFICATIONS, ABSENCE OF DEFECTS, ABSENCE OF HAZARDOUS OR TOXIC SUBSTANCES, ABSENCE OF FAULTS, FLOODING, OR COMPLIANCE WITH LAWS AND REGULATIONS INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO HEALTH, SAFETY, AND THE ENVIRONMENT. GRANTEE ACKNOWLEDGES THAT GRANTEE ENTERED INTO THE AGREEMENT TO TAKE TITLE TO THE PROPERTY WITH THE INTENTION OF MAKING AND RELYING UPON ITS OWN INVESTIGATION OF THE PHYSICAL, ENVIRONMENTAL, ECONOMIC USE, COMPLIANCE, AND LEGAL CONDITION OF THE PROPERTY AND THAT GRANTEE IS NOT NOW RELYING, AND WILL NOT LATER RELY, UPON ANY REPRESENTATIONS AND WARRANTIES MADE BY GRANTOR OR ANYONE ACTING OR CLAIMING TO ACT, BY, THROUGH OR UNDER OR ON GRANTOR'S BEHALF CONCERNING THE PROPERTY. ADDITIONALLY, GRANTEE AND GRANTOR HEREBY AGREE THAT (A) EXCEPT FOR GRANTOR'S WARRANTIES, GRANTEE IS TAKING THE PROPERTY "AS IS" WITH ALL LATENT AND PATENT DEFECTS AND THAT EXCEPT FOR GRANTOR'S WARRANTIES, THERE IS NO WARRANTY BY GRANTOR THAT THE PROPERTY IS FIT FOR A PARTICULAR PURPOSE, (B) EXCEPT FOR GRANTOR'S WARRANTIES, GRANTEE IS SOLELY RELYING UPON ITS EXAMINATION OF THE PROPERTY, AND (C) GRANTEE TAKES THE PROPERTY UNDER THIS DEED UNDER THE EXPRESS UNDERSTANDING THAT THERE ARE NO EXPRESS OR IMPLIED WARRANTIES (EXCEPT FOR THE LIMITED WARRANTIES OF TITLE SET FORTH IN THIS DEED AND THE GRANTOR'S WARRANTIES).

2.

WITH RESPECT TO THE FOLLOWING, GRANTOR SHALL NOT HAVE ANY LIABILITY, OBLIGATION OR RESPONSIBILITY OF ANY KIND AND GRANTOR HAS MADE NO REPRESENTATIONS OR WARRANTIES OF ANY KIND:

(i)

THE CONTENT OR ACCURACY OF ANY REPORT, STUDY, OPINION OR CONCLUSION OF ANY SOILS, TOXIC, ENVIRONMENTAL OR OTHER ENGINEER OR OTHER PERSON OR ENTITY WHO HAS EXAMINED THE PROPERTY OR ANY ASPECT THEREOF;

(ii)

THE CONTENT OR ACCURACY OF ANY OF THE ITEMS (INCLUDING, WITHOUT LIMITATION, THE PROPERTY INFORMATION (THE "PROPERTY INFORMATION")) DELIVERED TO GRANTEE PURSUANT TO GRANTEE'S REVIEW OF THE CONDITION OF THE PROPERTY; OR

(iii)

THE CONTENT OR ACCURACY OF ANY PROJECTION, FINANCIAL OR MARKETING ANALYSIS OR OTHER INFORMATION GIVEN TO GRANTEE BY GRANTOR OR REVIEWED BY GRANTEE WITH RESPECT TO THE PROPERTY.

3.

THE PROPERTY MAY CONTAIN ASBESTOS AND GRANTEE MAY BE REQUIRED TO

REMEDIATE ANY ASBESTOS CONDITION IN ACCORDANCE WITH APPLICABLE LAW.

4.

GRANTEE IS A SOPHISTICATED REAL ESTATE INVESTOR AND IS, FAMILIAR WITH

THE PROPERTY AND ITS SUITABILITY FOR GRANTEE'S INTENDED USE,

5.

GRANTEE HAS MADE ITS OWN INDEPENDENT INVESTIGATION OF THE PROPERTY, THE PROPERTY INFORMATION AND THE PRESENCE OF HAZARDOUS MATERIALS ON THE PROPERTY AS GRANTEE DEEMS APPROPRIATE. ACCORDINGLY, EXCEPT FOR GRANTOR'S WARRANTIES, GRANTEE HEREBY EXPRESSLY WAIVES AND RELINQUISHES ANY AND ALL RIGHTS AND REMEDIES GRANTEE MAY NOW OR HEREAFTER HAVE AGAINST GRANTOR, ITS SUCCESSORS AND ASSIGNS, PARTNERS, SHAREHOLDERS, OFFICERS AND/OR DIRECTORS, WHETHER KNOWN OR UNKNOWN, WHICH MAY ARISE FROM OR BE RELATED TO (A) THE PHYSICAL. CONDITION, QUALITY, QUANTITY AND STATE OF REPAIR OF THE PROPERTY AND THE PRIOR MANAGEMENT AND OPERATION OF THE PROPERTY, (B) THE PROPERTY INFORMATION, (C) THE PROPERTY'S COMPLIANCE OR LACK OF COMPLIANCE WITH ANY FEDERAL, STATE OR LOCAL LAWS OR REGULATIONS, AND (ID) ANY PAST, PRESENT OR FUTURE PRESENCE OR EXISTENCE OF HAZARDOUS MATERIALS ON, UNDER OR ABOUT THE PROPERTY OR WITH RESPECT TO ANY PAST, PRESENT OR FUTURE VIOLATION OF ANY RULES, REGULATIONS OR LAWS, NOW OR HEREAFTER ENACTED, REGULATING OR GOVERNING THE USE, HANDLING, STORAGE OR DISPOSAL OF HAZARDOUS MATERIALS, INCLUDING, WITHOUT LIMITATION, (I) ANY AND ALL RIGHTS AND

REMEDIES GRANTEE MAY NOW OR HEREAFTER HAVE UNDER THE COMPREHENSIVE ENVIRONMENTAL RESPONSE COMPENSATION AND LIABILITY ACT OF 1980 ("CERCLA"), THE SUPERFUND AMENDMENTS AND REAUTHORIZATION ACT OF 1986, THE RESOURCE CONSERVATION AND RECOVERY ACT, AND THE TOXIC SUBSTANCE CONTROL ACT, ALL AS AMENDED, AND ANY SIMILAR STATE, LOCAL OR FEDERAL ENVIRONMENTAL LAW, RULE OR REGULATION, AND (H) ANY AND ALL CLAIMS, WHETHER KNOWN OR UNKNOWN, NOW OR HEREAFTER EXISTING, WITH RESPECT TO THE REAL PROPERTIES UNDER SECTION 107 OF CERCLA (42 U.S.C.A. §9607). AS USED HEREIN, THE TERM "HAZARDOUS MATERIAL(S)" INCLUDES, WITHOUT LIMITATION, ANY HAZARDOUS OR TOXIC MATERIALS, SUBSTANCES OR WASTES, SUCH AS (1) ANY MATERIALS, SUBSTANCES OR WASTES WHICH ARE TOXIC, IGNITABLE, CORROSIVE OR REACTIVE AND WHICH ARE REGULATED BY ANY LOCAL GOVERNMENTAL AUTHORITY, OR ANY AGENCY OF THE UNITED STATES GOVERNMENT, (2) ANY OTHER MATERIAL, SUBSTANCE, OR WASTE WHICH IS DEFINED OR REGULATED AS A HAZARDOUS MATERIAL, EXTREMELY HAZARDOUS MATERIAL, HAZARDOUS WASTE OR TOXIC SUBSTANCE PURSUANT TO ANY LAWS, RULES, REGULATIONS OR ORDERS OF THE UNITED STATES GOVERNMENT, OR ANY LOCAL GOVERNMENTAL BODY, (3) ASBESTOS, (4) PETROLEUM AND PETROLEUM BASED PRODUCTS, (5) FORMALDEHYDE, (6) POLYCHLORINATED BIPHENYLS (PCBS), AND (7) FREON AND OTHER CHLOROFLUOROCARBONS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, GRANTEE HEREBY ASSUMES ALL RISK AND LIABILITY RESULTING OR ARISING FROM, OR RELATING TO THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR, OR OPERATION OF, THE PROPERTY.

THE ACKNOWLEDGMENTS, WAIVERS, RELEASES AND AGREEMENTS BY GRANTEE SET FORTH IN PARAGRAPHS 1 THROUGH 5, INCLUSIVE, ABOVE SHALL BE ACKNOWLEDGMENTS, WAIVERS, RELEASES, AGREEMENTS AND COVENANTS RUNNING WITH THE LAND FOR THE BENEFIT OF GRANTOR, SHALL BE BINDING UPON GRANTEE'S SUCCESSORS AND ASSIGNS AND ALL FUTURE OWNERS OF ANY PART OF THE PROPERTY FOR THE BENEFIT OF GRANTOR, SHALL SURVIVE THE DELIVERY AND THE RECORDATION OF THIS DEED AND ANY FUTURE DEEDS OF THE PROPERTY FOR THE BENEFIT OF GRANTOR AND SHALL NOT BE DEEMED MERGED INTO SUCH DEEDS UPON THEIR DELIVERY, ACCEPTANCE AND RECORDATION SO THAT EACH FUTURE OWNER OF THE PROPERTY SHALL BE DEEMED TO HAVE MADE ALL SUCH ACKNOWLEDGMENTS, WAIVERS, RELEASES, AGREEMENTS AND COVENANTS FOR THE BENEFIT OF GRANTOR CONCURRENTLY WITH SUCH FUTURE OWNER'S TAKING TITLE TO THE PROPERTY.

IN WITNESS WHEREOF, the undersigned has executed this Special Warranty Deed as of March __, 2014.

TENANTS IN COMMON:

HARTMAN GULF PLAZA 1 LLC

HARTMAN GULF PLAZA 2 LLC

HARTMAN GULF PLAZA 3 LLC

HARTMAN GULF PLAZA 4 LLC

HARTMAN GULF PLAZA 5 LLC

HARTMAN GULF PLAZA 6 LLC

HARTMAN GULF PLAZA 7 LLC

HARTMAN GULF PLAZA 8 LLC

HARTMAN GULF PLAZA 9 LLC

HARTMAN GULF PLAZA 10 LLC

HARTMAN GULF PLAZA 11 LLC

HARTMAN GULF PLAZA 12 LLC

HARTMAN GULF PLAZA 13 LLC

BY:

HARTMAN GULF PLAZA ACQUISITIONS, L.P.,

a Texas limited partnership

By:

HARTMAN GULF PLAZA PARTNERSHIP, G.P. L.L.C.

a Texas limited liability company

Its:  General Partner

By: ____________________________

Allen R. Hartman, Member

STATE OF

)ss

COUNTY OF

On March     , 2014 before me

,

  , personally appeared, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s) or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of Texas that the foregoing paragraph is true and correct.

WITNESS my hand and seal.

Signature Printed Name:

(SEAL)

EXHIBIT A TO DEED

Legal Description

TRACT I:

DESCRIPTION OF A 2.709-ACRES (118,006-SQ. FT.) TRACT OF LAND OUT OF BARKER'S LANDING OFFICE PARK, HARRIS COUNTY, TEXAS

BEING A 2.709-ACRE (118,006 SQUARE FEET) TRACT OF LAND SITUATED IN THE JOEL WHEATON SURVEY, ABSTRACT 80, HARRIS COUNTY, TEXAS, AND BEING OUT OF RESTRICTED COMMERCIAL RESERVE "A", BARKER'S LANDING OFFICE PARK, AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS. SAID 2.709-ACRE TRACT BEING THAT SAME TRACT OF LAND CONVEYED TO TRANSWESTERN CG PARTNERS I, L.P. BY INSTRUMENT FILED FOR RECORD UNDER HARRIS COUNTY CLERK'S FILE NO. S486405, FILM CODE NO. 513-36-2076 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: (BEARINGS BASED ON THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE “A”):

BEGINNING AT A 5/8-INCH IRON ROD SET FOR THE NORTHEAST CORNER OF SAID BARKER'S LANDING OFFICE PARK, THE NORTHEAST CORNER OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND THE SOUTHEAST CORNER OF THE RESIDUE OF A CALLED 11.0- ACRE TRACT AS CONVEYED TO KATY INDEPENDENT SCHOOL DISTRICT IN VOLUME 3478, PAGE 360 OF THE HARRIS COUNTY DEED RECORDS AND BEING LOCATED IN THE WEST RIGHT-OF-WAY LINE OF ADDICKS-HOWELL DRIVE (60' WIDE), SAID POINT BEING THE NORTHEAST CORNER OF SAID TRACT HEREIN DESCRIBED, FROM WHICH A FOUND 1-INCH IRON PIPE BEARS SOUTH 74 DEG. 54 MIN. 56 SEC. WEST, A DISTANCE OF 0.70 FEET;

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH THE WEST RIGHT-OF-WAY LINE OF SAID ADDICKS-HOWELL DRIVE, THE EAST LINE OF SAID BARKER'S LANDING OFFICE PARK, AND THE EAST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A", A DISTANCE OF 171.38 FEET TO A CUT "X" SET IN THE WEST RIGHT-OF-WAY LINE OF SAID ADDICKS-HOWELL DRIVE AND THE NORTHEAST CORNER OF A 0.037-ACRE ACCESS EASEMENT AS CONVEYED TO BARKER'S LANDING NUMBER 3, JOINT VENTURE AS RECORDED UNDER HARRIS COUNTY CLERK'S FILE NUMBER H-183052, AND BEING THE NORTHEAST CORNER OF RESTRICTED COMMERCIAL RESERVE "B" AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS FOR THE MOST EASTERLY SOUTHEAST CORNER OF SAID TRACT HEREIN DESCRIBED;

THENCE NORTH 87 DEG. 04 MIN. 02 SEC. WEST WITH THE NORTH LINE OF SAID 0.037-ACRE ACCESS EASEMENT, LEAVING SAID ADDICKS-HOWELL DRIVE, A DISTANCE OF 65.00 FEET TO A CUT "X" SET IN CONCRETE FOR THE NORTHWEST CORNER OF SAID 0.037-ACRE ACCESS EASEMENT FOR AN

INTERIOR CORNER OF SAID TRACT HEREIN DESCRIBED;

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH AN EAST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND A WEST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 209.00 FEET TO A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET FOR A SOUTHEAST CORNER OF SAID TRACT HEREIN DESCRIBED;

THENCE NORTH 87 DEG. 04 MIN. 02 SEC. WEST WITH A SOUTH LINE OF SAID TRACT HEREIN DESCRIBED, SAID LINE BEING A COMMON LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 230.00 FEET TO A CUT "X" SET IN CONCRETE FOR AN INTERIOR CORNER OF SAID TRACT HEREIN DESCRIBED AND BEING THE NORTHWEST CORNER OF A 0.011-ACRE ACCESS EASEMENT AS CONVEYED TO BARKER'S LANDING NUMBER 3, JOINT VENTURE UNDER HARRIS COUNTY CLERK'S FILE NUMBER H 183052;

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH SAID COMMON LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 42.18 FEET TO A 5/8-INCH IRON ROD FOUND IN A CURVE TO THE LEFT IN THE NORTH LINE OF BARKER'S POINT LANE (BASED ON A WIDTH OF 60.00 FEET);

THENCE IN A WESTERLY DIRECTION WITH THE NORTH LINE OF SAID BARKER’S POINT LANE, WITH SAID CURVE TO THE LEFT HAVING A RADIUS OF 60.4 FEET, A CURVE LENGTH OF 42.92 FEET, A CENTRAL ANGLE OF 40 DEG. 59 MIN. 11 SEC., AND A CHORD BEARING AND DISTANCE OF NORTH 86 DEG. 02 MIN. 47 SEC. WEST, 42.01 FEET TO A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET IN THE NORTH LINE OF SAID BARKER'S POINT LANE FOR A SOUTHEASTERLY CORNER OF A 2.940-ACRE TRACT OF LAND CONVEYED TO TRANSWESTERN CG PARTNERS I, L.P. UNDER HARRIS COUNTY CLERK'S FILE NUMBER S409728, FILM CODE NO. 513-40-1665 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS AND FOR THE MOST SOUTHERLY SOUTHWESTERN CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE NORTH 02 DEG. 25 MIN. 36 SEC. WEST ALONG THE EASTERLY LINE OF SAID 2.940-ACRE TRACT, A DISTANCE OF 388.49 FEET TO A 5/8-INCH IRON ROD FOUND IN THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND THE SOUTH LINE OF SAID KATY INDEPENDENT SCHOOL DISTRICT TRACT FOR THE NORTHWEST CORNER OF SAID TRACT HEREIN DESCRIBED;

THENCE NORTH 87 DEG. 34 MIN. 24 SEC. EAST WITH SAID NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND THE SOUTH LINE OF SAID KATY INDEPENDENT SCHOOL DISTRICT TRACT, A DISTANCE OF 374.93 FEET TO THE POINT-OFBEGINNING AND CONTAINING 2.709-ACRES (118,006 SQUARE FEET) OF LAND.

TRACT II:

DESCRIPTION OF A 0.011-ACRE (498-SQ. FT.) TRACT OF LAND OUT OF BARKER'S LANDING OFFICE PARK, HARRIS COUNTY, TEXAS

BEING A 0.011-ACRE (498 SQUARE FEET) TRACT OF LAND SITUATED IN THE JOEL WHEATON SURVEY, ABSTRACT 80, HARRIS COUNTY, TEXAS, AND BEING OUT OF RESTRICTED COMMERCIAL RESERVE "B" OF BARKER'S LANDING OFFICE PARK, AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS. SAID 0.011-ACRE TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: (BEARINGS BASED ON THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A".)

COMMENCING FOR REFERENCE AT A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET FOR THE NORTHEAST CORNER OF SAID BARKER'S LANDING OFFICE PARK, THE NORTHEAST CORNER OF RESTRICTED COMMERCIAL RESERVE "A" AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS, THE NORTHEAST CORNER OF A 2.709-ACRE TRACT OF LAND CONVEYED TO TRANSWESTERN CG PARTNERS I, L.P. UNDER HARRIS COUNTY CLARK’S FILE NO. S486405, FILM CODE NO. 513-36-2076 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS AND THE SOUTHEAST CORNER OF THE RESIDUE OF A CALLED 11.0-ACRE TRACT AS CONVEYED TO KATY INDEPENDENT SCHOOL DISTRICT IN VOLUME 3478, PAGE 360 OF THE HARRIS COUNTY DEED RECORDS AND BEING LOCATED IN THE WEST RIGHT-OF-WAY LINE OF ADDICKS-HOWELL DRIVE (60' WIDE), FROM WHICH A FOUND 1-INCH IRON PIPE BEARS SOUTH 74 DEG. 57 MIN. 12 SEC. WEST, A DISTANCE OF 0.70 FEET;

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH THE WEST RIGHT-OF-WAY LINE OF SAID ADDICKS-HOWELL DRIVE, THE EAST LINE OF SAID BARKER'S LANDING OFFICE PARK, AND THE EAST LINE OF RESTRICTED COMMERCIAL RESERVE "A" OF BARKER'S LANDING OFFICE PARK, AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS, A DISTANCE OF 171.38 FEET TO A CUT "X" SET FOR THE NORTHEAST CORNER OF A 0.037-ACRE ACCESS EASEMENT AS CONVEYED TO BARKER'S LANDING NUMBER 3, JOINT VENTURE AS RECORDED UNDER HARRIS COUNTY CLERK'S FILE NUMBER H-1 83052, SAID CORNER BEING THE NORTHEAST CORNER OF SAID RESTRICTED COMMERCIAL RESERVE

THENCE NORTH 87 DEG. 04 MIN. 02 SEC. WEST WITH THE NORTH LINE OF SAID 0.037-ACRE ACCESS EASEMENT, LEAVING SAID ADDICKS-HOWELL DRIVE, A DISTANCE OF 65.00 FEET TO A CUT "X" SET IN CONCRETE FOR THE NORTHWEST CORNER OF SAID 0.037-ACRE ACCESS EASEMENT AND A COMMON INTERIOR CORNER OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH AN EAST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND A WEST LINE OF SAID

RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 209.00 FEET TO A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET FOR A CORNER;

THENCE NORTH 87 DEG. 04 MIN. 6 SEC. WEST WITH A SOUTH LINE OF THE 2.709-ACRE TRACT, SAID LINE BEING A COMMON LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 198.45 FEET TO A 5/8-INCH IRON ROD FOUND FOR THE NORTHEAST CORNER AND THE POINT OF BEGINNING OF SAID TRACT HEREIN DESCRIBED;

THENCE SOUTH 47 DEG. 55 MIN. 58 SEC. WEST, A DISTANCE OF 44.62 FEET TO A 5/8-INCH IRON ROD FOUND IN A EAST LINE OF SAID 2.709-ACRE TRACT, A EAST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A", A WEST LINE OF SAID 2.115-ACRE TRACT AND A WEST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "B" FOR THE SOUTH CORNER OF SAID TRACT HEREIN DESCRIBED;

THENCE NORTH 02 DEG. 55 MIN. 58 SEC. EAST WITH THE WEST LINE OF SAID 2.115-ACRE TRACT, THE WEST LINE OF SAID RESTRICTED COMMERCIAL RESERVE “B”, THE EAST LINE OF SAID RESTRICTED COMMERCIAL RESERVE “A” AND THE EAST LINE OF SAID 2.709-ACRE TRACT, A DISTANCE OF 31.55 FEET TO A CUT "X" SET FOR THE NORTHWEST CORNER OF SAID HEREIN DESCRIBED TRACT;

THENCE SOUTH 87 DEG. 04 MIN. 02 SEC. EAST WITH A SOUTH LINE OF SAID 2.709-ACRE TRACT, A SOUTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE “A”, A NORTH LINE OF SAID RESTRICTED RESERVE “B” AND A LINE OF SAID 2.115-ACRE TRACT, A DISTANCE OF 31.55 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.011-ACRE (498 SQUARE FEET) OF LAND.

TRACT III:

DESCRIPTION OF A 0.037-ACRE (1,625-SQ. FT.) TRACT OF LAND OUT OF BARKER'S LANDING OFFICE PARK, HARRIS COUNTY, TEXAS

BEING A 0.037-ACRE (1,625 SQUARE FEET) TRACT OF LAND SITUATED IN THE JOEL WHEATON SURVEY, ABSTRACT 80, HARRIS COUNTY, TEXAS, AND BEING OUT OF RESTRICTED COMMERCIAL RESERVE "B" OF BARKER'S LANDING OFFICE PARK, AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS. SAID 0.037-ACRE TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: (BEARINGS BASED ON THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A".)

COMMENCING-FOR-REFERENCE AT A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET FOR THE NORTHEAST CORNER OF SAID BARKER'S LANDING OFFICE PARK, THE NORTHEAST CORNER OF RESTRICTED COMMERCIAL RESERVE "A" AS RECORDED IN VOLUME 285, PAGE

90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS, THE NORTHEAST CORNER OF A 2.709-ACRE TRACK OF LAND CONVEYED TO TRANSWESTERN CG PARTNERS I, L.P. UNDER HARRIS COUNTY CLERK’S FILE NO. S486405, FILM CODE NO. 513-36-2076 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS AND THE SOUTHEAST CORNER OF THE RESIDUE OF A CALLED 11.0-ACRE TRACT AS CONVEYED TO KATY INDEPENDENT SCHOOL DISTRICT IN VOLUME 3478, PAGE 360 OF THE HARRIS COUNTY DEED RECORDS AND BEING LOCATED IN THE WEST RIGHT-OF-WAY LINE OF ADDICKS-HOWELL DRIVE (60' WIDE), FROM WHICH A FOUND 1-INCH IRON PIPE BEARS SOUTH 74 DEG. 57, MIN. 12 SEC. WEST, A DISTANCE OF 0.70 FEET;

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH THE WEST RIGHT-OF-WAY LINE OF SAID ADDICKS-HOWELL DRIVE, THE EAST LINE OF SAID BARKER'S LANDING OFFICE PARK, AND THE EAST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A", A DISTANCE OF 171.38 FEET TO A CUT "X" SET IN THE WEST RIGHT-OF-WAY LINE OF SAID ADDICKS-HOWELL DRIVE FOR THE NORTHEAST CORNER OF SAID RESTRICTED COMMERCIAL RESERVE "B", THE NORTHEAST CORNER OF A 2.115-ACRE TRACT OF LAND CONVEYED TO BRIARHOLLOW, LLC., UNDER HARRIS COUNTY CLERK’S FILE NO. T783 185, FILM CODE NO. 526-21-1701 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS AND THE POINT-OF-BEGINNING OF SAID TRACT HEREIN DESCRIBED;

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH A WEST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "B", THE EAST LINE OF SAID 2.115-ACRE TRACT AND THE WEST RIGHT-OF-WAY LINE OF SAID ADDICKS-HOWELL DRIVE, A DISTANCE OF 25.00 FEET TO A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET FOR A SOUTHEAST CORNER OF SAID TRACT HEREIN DESCRIBED, FROM WHICH A FOUND 5/8-INCH IRON ROD BEARS NORTH 30 DEG. 51 MIN. 44 SEC. WEST, A DISTANCE OF .31 FEET;

THENCE NORTH 87 DEG. 04 MIN. 02 SEC. WEST, A DISTANCE OF 65.00 FEET TO A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET IN A WEST LINE OF SAID 2.115-ACRE TRACT, THE COMMON LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE "B" FOR THE SOUTHWEST CORNER OF SAID TRACT HEREIN DESCRIBED, FROM WHICH A FOUND 5/8-INCH IRON ROD BEARS NORTH 22 DEG. 13 MIN. 21 SEC. WEST, A DISTANCE OF 0.99 FEET;

THENCE NORTH 02 DEG. 55 MIN. 58 SEC. EAST WITH THE WEST LINE OF SAID 2.115-ACRE TRACT, A EAST LINE OF SAID 2.709-ACRE TRACT AND A COMMON LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 25.00 FEET TO A CUT "X" SET IN CONCRETE FOR AN INTERIOR CORNER OF SAID RESTRICTED COMMERCIAL RESERVE "A", THE MOST NORTHERLY NORTHWEST CORNER OF SAID 2.115-ACRE TRACT AND SAID RESTRICTED COMMERCIAL RESERVE "B" FOR THE NORTHWEST CORNER OF SAID TRACT HEREIN DESCRIBED;

THENCE SOUTH 87 DEG. 04 MIN. 02 SEC. EAST WITH THE NORTH LINE OF THE SAID 2.115-ACRE TRACT, A SOUTH LINE OF SAID 2.709-ACRE TRACT AND A COMMON LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 65.00 FEET TO THE POINT-OF-BEGINNING AND CONTAINING 0.037-ACRE (1,625 SQUARE FEET) OF LAND.

TRACT IV:

DESCRIPTION OF A 0.321-ACRE (13,891-SQ. FT.) TRACT OF LAND OUT OF BARKER'S LANDING OFFICE PARK, HARRIS COUNTY, TEXAS

BEING A 0.321-ACRE (13,891 SQUARE FEET) TRACT OF LAND SITUATED IN THE JOEL WHEATON SURVEY, ABSTRACT 80, HARRIS COUNTY, TEXAS, AND BEING OUT OF RESTRICTED COMMERCIAL RESERVE "A" OF BARKER'S LANDING OFFICE PARK, AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS. SAID 0.321-ACRE TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: (BEARINGS BASED ON THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A".)

COMMENCING AT THE NORTHWEST CORNER OF SAID RESTRICTED COMMERCIAL RESERVE “A’ OF BARKERS LANDING OFFICE PARK, IN THE EAST LINE OF STATE HIGHWAY NO. 6;

THENCE NORTH 87 DEGREES 34 MINUTES 24 SECONDS EAST, ALONG THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE “A” OF BARKERS LANDING OFFICE PARK, A DISTANCE OF 259.93 FEET TO A 5/8 INCH IRON ROD SET FOR THE POINT OF BEGINNING;

THENCE NORTH 87 DEGREES 34 MINUTES 24 SECONDS EAST, CONTINUING ALONG THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE “A” OF BARKERS LANDING OFFICE PARK, A DISTANCE OF 62.00 FEET TO A 5/8 INCH IRON ROD SET FOR THE NORTHEAST CORNER OF SAID 2.940 ACRE TRACT AND THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 02 DEGREES 25 MINUTES 36 SECONDS EAST, ALONG THE EAST LINE OF SAID 2.940 ACRE TRACT AND THE WEST LINE OF A CALLED 2.709 ACRE TRACT DESCRIBED IN HARRIS COUNTY CLERKS FILE NO. X361752, A DISTANCE OF 225.50 FEET TO A 5/8 INCH IRON ROD SET FOR THE SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 87 DEGREES 24 MINUTES 24 SECONDS WEST, A DISTANCE OF 62.00 FEET TO A 5/8 INCH IRON ROD SET FOR THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 02 DEGREES 25 MINUTES 36 SECONDS WEST, A DISTANCE OF 225.5 FEET TO THE POINT OF BEGINNING AND CONTAINING 13,981 SQUARE FEET OF LAND, MORE OR LESS.

EXHIBIT F

Form of Assignment of Leases, Contracts and

Bill of Sale

(Attached)

ASSIGNMENT OF LEASES AND CONTRACTS AND BILL OF SALE

This Assignment of Leases and Contracts and Bill of Sale (this "Assignment") is executed and delivered as of the ____  day of March, 2014 (the "Closing Date") pursuant to that certain Purchase and Sale Agreement and Escrow Instructions ("Agreement") dated February ___, 2014 , by and between HARTMAN GULF PLAZA ACQUISITIONS, L.P., a Texas limited partnership ("Seller"), and HARTMAN SHORT TERM INCOME PROPERTIES XX, INC., a Maryland corporation ("Buyer"), covering the real property described in Exhibit A attached hereto ("Property").

1.

Sale of Personality. For good and valuable consideration, Seller hereby sells, transfers, sets over and conveys to Buyer the following:

(a)

Tangible Personality. All of Seller's right, title and interest, if any, in and to all the furniture, fixtures, equipment, and other tangible personal property listed on Exhibit B attached hereto or otherwise located in or on the Property to the extent owned by Seller; and

(b)

Intangible Personality. All the right, title and interest of Seller, if any, in and to assignable licenses and permits relating to the operation of the Property, assignable guaranties and warranties from any contractor, manufacturer or other person in connection with the construction or operation of the Property, and the right to use the name of the Property (if any).  Buyer shall be liable for any costs, expenses, or fees to transfer to Buyer any Intangible Personality, including warranties.

2.

Assignment of Leases and Contract.  For good and valuable consideration, Seller hereby assigns, transfers, sets over and conveys to Buyer, and Buyer hereby accepts the following:

(a)

Leases. All of the Seller's right, title and interest in and to all tenant leases listed in Exhibit C attached hereto ("Leases");

(b)

Contracts. Seller's right, title and interest in and to the contracts described in Exhibit D attached hereto (the "Contracts").

3.

Assumption. Buyer hereby assumes the obligations of Seller under the Leases and Contracts. Buyer and shall defend, indemnify and hold harmless Seller from and against any liability, damages, causes of action, expenses, and attorneys' fees incurred by Seller by reason of the failure of Buyer to fulfill, perform, discharge, and observe its obligations with respect to the Leases or the Contracts.

4.

Agreement Applies. Except as may otherwise be expressly provided in the Agreement, the Contracts and Leases are being assigned and transferred, and the Tangible and Intangible Personality is being transferred, to Buyer on an "as is," and "where is" basis, with all faults, and without any representation or warranty, all of which Seller hereby disclaims, all as more particularly set forth in Section 11.2 of the Agreement, which Section shall be, and hereby is, incorporated herein by reference.

5.

Counterparts. This Assignment may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, with the same effect as if all parties had signed the same signature page.

6.

Attorneys' Fees. In any action between the parties to enforce any of the terms or provisions of this Assignment, the prevailing party in the action shall be entitled to recover from the non- prevailing party, in addition to damages, injunctive relief or other relief, and its reasonable costs and expenses incurred, including, without limitation, costs and reasonable attorneys' fees (including on appeal).

7.

Entire Agreement. This Assignment and the Agreement contain the entire understanding between the parties relating to their subject matter. All prior and contemporaneous agreements and understandings, whether oral or written, are superseded by this Assignment and the Agreement. This

Assignment may only be modified in writing executed by both Buyer and Seller. Nothing contained in this Assignment is intended to terminate or affect the validity of any of the representations or warranties contained in the Agreement.

8.

Joint and Several Liability. All obligations and liabilities of Buyer under this Assignment shall be joint and several as to each of the individuals or entities who compose Buyer.

9,

Miscellaneous. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto, their heirs, executors, administrators, successor-in-interest and assigns. If any term or provision of this Assignment shall be held invalid or unenforceable, the remainder of this Assignment shall not be affected. This Assignment shall be construed in accordance with and governed by the laws of the State of Texas. Nothing in this Assignment shall impair, limit or lessen any of the rights of the parties with respect to the provisions of the Agreement which were intended to expressly survive the Closing Date. Nothing in this Assignment, express or implied, is intended to confer upon any person or entity, other than the parties hereto and their respective successors and assigns, any rights or remedies.

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date written above.

“SELLER"

TENANTS IN COMMON:

HARTMAN GULF PLAZA 1 LLC

HARTMAN GULF PLAZA 2 LLC

HARTMAN GULF PLAZA 3 LLC

HARTMAN GULF PLAZA 4 LLC

HARTMAN GULF PLAZA 5 LLC

HARTMAN GULF PLAZA 6 LLC

HARTMAN GULF PLAZA 7 LLC

HARTMAN GULF PLAZA 8 LLC

HARTMAN GULF PLAZA 9 LLC

HARTMAN GULF PLAZA 10 LLC

HARTMAN GULF PLAZA 11 LLC

HARTMAN GULF PLAZA 12 LLC

HARTMAN GULF PLAZA 13 LLC

BY:

HARTMAN GULF PLAZA ACQUISITIONS, L.P.,

a Texas limited partnership

By:

HARTMAN GULF PLAZA PARTNERSHIP, G.P. L.L.C.

a Texas limited liability company

Its:  General Partner

By: ____________________________

Allen R. Hartman, Member

“BUYER”

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.,

a Maryland corporation

By:

___________________________

Name:

Allen R. Hartman

Its:

President

EXHIBIT A TO ASSIGNMENT

LEGAL DESCRIPTION OF PROPERTY

TRACT I:

DESCRIPTION OF A 2.709-ACRES (118,006-SQ. FT.) TRACT OF LAND OUT OF BARKER'S LANDING OFFICE PARK, HARRIS COUNTY, TEXAS

BEING A 2.709-ACRE (118,006 SQUARE FEET) TRACT OF LAND SITUATED IN THE JOEL WHEATON SURVEY, ABSTRACT 80, HARRIS COUNTY, TEXAS, AND BEING OUT OF RESTRICTED COMMERCIAL RESERVE "A", BARKER'S LANDING OFFICE PARK, AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS. SAID 2.709-ACRE TRACT BEING THAT SAME TRACT OF LAND CONVEYED TO TRANSWESTERN CG PARTNERS I, L.P. BY INSTRUMENT FILED FOR RECORD UNDER HARRIS COUNTY CLERK'S FILE NO. S486405, FILM CODE NO. 513-36-2076 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: (BEARINGS BASED ON THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE “A”):

BEGINNING AT A 5/8-INCH IRON ROD SET FOR THE NORTHEAST CORNER OF SAID BARKER'S LANDING OFFICE PARK, THE NORTHEAST CORNER OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND THE SOUTHEAST CORNER OF THE RESIDUE OF A CALLED 11.0- ACRE TRACT AS CONVEYED TO KATY INDEPENDENT SCHOOL DISTRICT IN VOLUME 3478, PAGE 360 OF THE HARRIS COUNTY DEED RECORDS AND BEING LOCATED IN THE WEST RIGHT-OF-WAY LINE OF ADDICKS-HOWELL DRIVE (60' WIDE), SAID POINT BEING THE NORTHEAST CORNER OF SAID TRACT HEREIN DESCRIBED, FROM WHICH A FOUND 1-INCH IRON PIPE BEARS SOUTH 74 DEG. 54 MIN. 56 SEC. WEST, A DISTANCE OF 0.70 FEET;

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH THE WEST RIGHT-OF-WAY LINE OF SAID ADDICKS-HOWELL DRIVE, THE EAST LINE OF SAID BARKER'S LANDING OFFICE PARK, AND THE EAST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A", A DISTANCE OF 171.38 FEET TO A CUT "X" SET IN THE WEST RIGHT-OF-WAY LINE OF SAID ADDICKS-HOWELL DRIVE AND THE NORTHEAST CORNER OF A 0.037-ACRE ACCESS EASEMENT AS CONVEYED TO BARKER'S LANDING NUMBER 3, JOINT VENTURE AS RECORDED UNDER HARRIS COUNTY CLERK'S FILE NUMBER H-183052, AND BEING THE NORTHEAST CORNER OF RESTRICTED COMMERCIAL RESERVE "B" AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS FOR THE MOST EASTERLY SOUTHEAST CORNER OF SAID TRACT HEREIN DESCRIBED;

THENCE NORTH 87 DEG. 04 MIN. 02 SEC. WEST WITH THE NORTH LINE OF SAID 0.037-ACRE ACCESS EASEMENT, LEAVING SAID ADDICKS-HOWELL DRIVE, A DISTANCE OF 65.00 FEET TO A CUT "X" SET IN CONCRETE FOR THE NORTHWEST CORNER OF SAID 0.037-ACRE ACCESS EASEMENT FOR AN

INTERIOR CORNER OF SAID TRACT HEREIN DESCRIBED;

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH AN EAST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND A WEST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 209.00 FEET TO A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET FOR A SOUTHEAST CORNER OF SAID TRACT HEREIN DESCRIBED;

THENCE NORTH 87 DEG. 04 MIN. 02 SEC. WEST WITH A SOUTH LINE OF SAID TRACT HEREIN DESCRIBED, SAID LINE BEING A COMMON LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 230.00 FEET TO A CUT "X" SET IN CONCRETE FOR AN INTERIOR CORNER OF SAID TRACT HEREIN DESCRIBED AND BEING THE NORTHWEST CORNER OF A 0.011-ACRE ACCESS EASEMENT AS CONVEYED TO BARKER'S LANDING NUMBER 3, JOINT VENTURE UNDER HARRIS COUNTY CLERK'S FILE NUMBER H 183052;

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH SAID COMMON LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 42.18 FEET TO A 5/8-INCH IRON ROD FOUND IN A CURVE TO THE LEFT IN THE NORTH LINE OF BARKER'S POINT LANE (BASED ON A WIDTH OF 60.00 FEET);

THENCE IN A WESTERLY DIRECTION WITH THE NORTH LINE OF SAID BARKER’S POINT LANE, WITH SAID CURVE TO THE LEFT HAVING A RADIUS OF 60.5 FEET, A CURVE LENGTH OF 42.92 FEET, A CENTRAL ANGLE OF 40 DEG. 59 MIN. 11 SEC., AND A CHORD BEARING AND DISTANCE OF NORTH 86 DEG. 02 MIN. 47 SEC. WEST, 42.01 FEET TO A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET IN THE NORTH LINE OF SAID BARKER'S POINT LANE FOR A SOUTHEASTERLY CORNER OF A 2.940-ACRE TRACT OF LAND CONVEYED TO TRANSWESTERN CG PARTNERS I, L.P. UNDER HARRIS COUNTY CLERK'S FILE NUMBER S409728, FILM CODE NO. 513-40-1665 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS AND FOR THE MOST SOUTHERLY SOUTHWESTERN CORNER OF THE HEREIN DESCRIBED TRACT OF LAND;

THENCE NORTH 02 DEG. 25 MIN. 36 SEC. WEST ALONG THE EASTERLY LINE OF SAID 2.940-ACRE TRACT, A DISTANCE OF 388.49 FEET TO A 5/8-INCH IRON ROD FOUND IN THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND THE SOUTH LINE OF SAID KATY INDEPENDENT SCHOOL DISTRICT TRACT FOR THE NORTHWEST CORNER OF SAID TRACT HEREIN DESCRIBED;

THENCE NORTH 87 DEG. 34 MIN. 24 SEC. EAST WITH SAID NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND THE SOUTH LINE OF SAID KATY INDEPENDENT SCHOOL DISTRICT TRACT, A DISTANCE OF 374.93 FEET TO THE POINT-OFBEGINNING AND CONTAINING 2.709-ACRES (118,006 SQUARE FEET) OF LAND.

TRACT II:

DESCRIPTION OF A 0.011-ACRE (498-SQ. FT.) TRACT OF LAND OUT OF BARKER'S LANDING OFFICE PARK, HARRIS COUNTY, TEXAS

BEING A 0.011-ACRE (498 SQUARE FEET) TRACT OF LAND SITUATED IN THE JOEL WHEATON SURVEY, ABSTRACT 80, HARRIS COUNTY, TEXAS, AND BEING OUT OF RESTRICTED COMMERCIAL RESERVE "B" OF BARKER'S LANDING OFFICE PARK, AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS. SAID 0.011-ACRE TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: (BEARINGS BASED ON THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A".)

COMMENCING FOR REFERENCE AT A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET FOR THE NORTHEAST CORNER OF SAID BARKER'S LANDING OFFICE PARK, THE NORTHEAST CORNER OF RESTRICTED COMMERCIAL RESERVE "A" AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS, THE NORTHEAST CORNER OF A 2.709-ACRE TRACT OF LAND CONVEYED TO TRANSWESTERN CG PARTNERS I, L.P. UNDER HARRIS COUNTY CLARK’S FILE NO. S486405, FILM CODE NO. 513-36-2076 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS AND THE SOUTHEAST CORNER OF THE RESIDUE OF A CALLED 11.0-ACRE TRACT AS CONVEYED TO KATY INDEPENDENT SCHOOL DISTRICT IN VOLUME 3478, PAGE 360 OF THE HARRIS COUNTY DEED RECORDS AND BEING LOCATED IN THE WEST RIGHT-OF-WAY LINE OF ADDICKS-HOWELL DRIVE (60' WIDE), FROM WHICH A FOUND 1-INCH IRON PIPE BEARS SOUTH 74 DEG. 57 MIN. 12 SEC. WEST, A DISTANCE OF 0.70 FEET;

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH THE WEST RIGHT-OF-WAY LINE OF SAID ADDICKS-HOWELL DRIVE, THE EAST LINE OF SAID BARKER'S LANDING OFFICE PARK, AND THE EAST LINE OF RESTRICTED COMMERCIAL RESERVE "A" OF BARKER'S LANDING OFFICE PARK, AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS, A DISTANCE OF 171.38 FEET TO A CUT "X" SET FOR THE NORTHEAST CORNER OF A 0.037-ACRE ACCESS EASEMENT AS CONVEYED TO BARKER'S LANDING NUMBER 3, JOINT VENTURE AS RECORDED UNDER HARRIS COUNTY CLERK'S FILE NUMBER H-1 83052, SAID CORNER BEING THE NORTHEAST CORNER OF SAID RESTRICTED COMMERCIAL RESERVE

THENCE NORTH 87 DEG. 04 MIN. 02 SEC. WEST WITH THE NORTH LINE OF SAID 0.037-ACRE ACCESS EASEMENT, LEAVING SAID ADDICKS-HOWELL DRIVE, A DISTANCE OF 65.00 FEET TO A CUT "X" SET IN CONCRETE FOR THE NORTHWEST CORNER OF SAID 0.037-ACRE ACCESS EASEMENT AND A COMMON INTERIOR CORNER OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH AN EAST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND A WEST LINE OF SAID

RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 209.00 FEET TO A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET FOR A CORNER;

THENCE NORTH 87 DEG. 04 MIN. 7 SEC. WEST WITH A SOUTH LINE OF THE 2.709-ACRE TRACT, SAID LINE BEING A COMMON LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 198.45 FEET TO A 5/8-INCH IRON ROD FOUND FOR THE NORTHEAST CORNER AND THE POINT OF BEGINNING OF SAID TRACT HEREIN DESCRIBED;

THENCE SOUTH 47 DEG. 55 MIN. 58 SEC. WEST, A DISTANCE OF 44.62 FEET TO A 5/8-INCH IRON ROD FOUND IN A EAST LINE OF SAID 2.709-ACRE TRACT, A EAST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A", A WEST LINE OF SAID 2.115-ACRE TRACT AND A WEST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "B" FOR THE SOUTH CORNER OF SAID TRACT HEREIN DESCRIBED;

THENCE NORTH 02 DEG. 55 MIN. 58 SEC. EAST WITH THE WEST LINE OF SAID 2.115-ACRE TRACT, THE WEST LINE OF SAID RESTRICTED COMMERCIAL RESERVE “B”, THE EAST LINE OF SAID RESTRICTED COMMERCIAL RESERVE “A” AND THE EAST LINE OF SAID 2.709-ACRE TRACT, A DISTANCE OF 31.55 FEET TO A CUT "X" SET FOR THE NORTHWEST CORNER OF SAID HEREIN DESCRIBED TRACT;

THENCE SOUTH 87 DEG. 04 MIN. 02 SEC. EAST WITH A SOUTH LINE OF SAID 2.709-ACRE TRACT, A SOUTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE “A”, A NORTH LINE OF SAID RESTRICTED RESERVE “B” AND A LINE OF SAID 2.115-ACRE TRACT, A DISTANCE OF 31.55 FEET TO THE POINT OF BEGINNING AND CONTAINING 0.011-ACRE (498 SQUARE FEET) OF LAND.

TRACT III:

DESCRIPTION OF A 0.037-ACRE (1,625-SQ. FT.) TRACT OF LAND OUT OF BARKER'S LANDING OFFICE PARK, HARRIS COUNTY, TEXAS

BEING A 0.037-ACRE (1,625 SQUARE FEET) TRACT OF LAND SITUATED IN THE JOEL WHEATON SURVEY, ABSTRACT 80, HARRIS COUNTY, TEXAS, AND BEING OUT OF RESTRICTED COMMERCIAL RESERVE "B" OF BARKER'S LANDING OFFICE PARK, AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS. SAID 0.037-ACRE TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: (BEARINGS BASED ON THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A".)

COMMENCING-FOR-REFERENCE AT A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET FOR THE NORTHEAST CORNER OF SAID BARKER'S LANDING OFFICE PARK, THE NORTHEAST CORNER OF RESTRICTED COMMERCIAL RESERVE "A" AS RECORDED IN VOLUME 285, PAGE

90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS, THE NORTHEAST CORNER OF A 2.709-ACRE TRACK OF LAND CONVEYED TO TRANSWESTERN CG PARTNERS I, L.P. UNDER HARRIS COUNTY CLERK’S FILE NO. S486405, FILM CODE NO. 513-36-2076 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS AND THE SOUTHEAST CORNER OF THE RESIDUE OF A CALLED 11.0-ACRE TRACT AS CONVEYED TO KATY INDEPENDENT SCHOOL DISTRICT IN VOLUME 3478, PAGE 360 OF THE HARRIS COUNTY DEED RECORDS AND BEING LOCATED IN THE WEST RIGHT-OF-WAY LINE OF ADDICKS-HOWELL DRIVE (60' WIDE), FROM WHICH A FOUND 1-INCH IRON PIPE BEARS SOUTH 74 DEG. 57, MIN. 12 SEC. WEST, A DISTANCE OF 0.70 FEET;

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH THE WEST RIGHT-OF-WAY LINE OF SAID ADDICKS-HOWELL DRIVE, THE EAST LINE OF SAID BARKER'S LANDING OFFICE PARK, AND THE EAST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A", A DISTANCE OF 171.38 FEET TO A CUT "X" SET IN THE WEST RIGHT-OF-WAY LINE OF SAID ADDICKS-HOWELL DRIVE FOR THE NORTHEAST CORNER OF SAID RESTRICTED COMMERCIAL RESERVE "B", THE NORTHEAST CORNER OF A 2.115-ACRE TRACT OF LAND CONVEYED TO BRIARHOLLOW, LLC., UNDER HARRIS COUNTY CLERK’S FILE NO. T783 185, FILM CODE NO. 526-21-1701 OF THE OFFICIAL PUBLIC RECORDS OF REAL PROPERTY OF HARRIS COUNTY, TEXAS AND THE POINT-OF-BEGINNING OF SAID TRACT HEREIN DESCRIBED;

THENCE SOUTH 02 DEG. 55 MIN. 58 SEC. WEST WITH A WEST LINE OF SAID RESTRICTED COMMERCIAL RESERVE "B", THE EAST LINE OF SAID 2.115-ACRE TRACT AND THE WEST RIGHT-OF-WAY LINE OF SAID ADDICKS-HOWELL DRIVE, A DISTANCE OF 25.00 FEET TO A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET FOR A SOUTHEAST CORNER OF SAID TRACT HEREIN DESCRIBED, FROM WHICH A FOUND 5/8-INCH IRON ROD BEARS NORTH 30 DEG. 51 MIN. 44 SEC. WEST, A DISTANCE OF .31 FEET;

THENCE NORTH 87 DEG. 04 MIN. 02 SEC. WEST, A DISTANCE OF 65.00 FEET TO A 5/8-INCH IRON ROD WITH CAP (STAMPED "WEISSER ENG. HOUSTON, TX") SET IN A WEST LINE OF SAID 2.115-ACRE TRACT, THE COMMON LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE "B" FOR THE SOUTHWEST CORNER OF SAID TRACT HEREIN DESCRIBED, FROM WHICH A FOUND 5/8-INCH IRON ROD BEARS NORTH 22 DEG. 13 MIN. 21 SEC. WEST, A DISTANCE OF 0.99 FEET;

THENCE NORTH 02 DEG. 55 MIN. 58 SEC. EAST WITH THE WEST LINE OF SAID 2.115-ACRE TRACT, A EAST LINE OF SAID 2.709-ACRE TRACT AND A COMMON LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 25.00 FEET TO A CUT "X" SET IN CONCRETE FOR AN INTERIOR CORNER OF SAID RESTRICTED COMMERCIAL RESERVE "A", THE MOST NORTHERLY NORTHWEST CORNER OF SAID 2.115-ACRE TRACT AND SAID RESTRICTED COMMERCIAL RESERVE "B" FOR THE NORTHWEST CORNER OF SAID TRACT HEREIN DESCRIBED;

THENCE SOUTH 87 DEG. 04 MIN. 02 SEC. EAST WITH THE NORTH LINE OF THE SAID 2.115-ACRE TRACT, A SOUTH LINE OF SAID 2.709-ACRE TRACT AND A COMMON LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A" AND SAID RESTRICTED COMMERCIAL RESERVE "B", A DISTANCE OF 65.00 FEET TO THE POINT-OF-BEGINNING AND CONTAINING 0.037-ACRE (1,625 SQUARE FEET) OF LAND.

TRACT IV:

DESCRIPTION OF A 0.321-ACRE (13,891-SQ. FT.) TRACT OF LAND OUT OF BARKER'S LANDING OFFICE PARK, HARRIS COUNTY, TEXAS

BEING A 0.321-ACRE (13,891 SQUARE FEET) TRACT OF LAND SITUATED IN THE JOEL WHEATON SURVEY, ABSTRACT 80, HARRIS COUNTY, TEXAS, AND BEING OUT OF RESTRICTED COMMERCIAL RESERVE "A" OF BARKER'S LANDING OFFICE PARK, AS RECORDED IN VOLUME 285, PAGE 90 OF THE MAP RECORDS OF HARRIS COUNTY, TEXAS. SAID 0.321-ACRE TRACT BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: (BEARINGS BASED ON THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE "A".)

COMMENCING AT THE NORTHWEST CORNER OF SAID RESTRICTED COMMERCIAL RESERVE “A’ OF BARKERS LANDING OFFICE PARK, IN THE EAST LINE OF STATE HIGHWAY NO. 6;

THENCE NORTH 87 DEGREES 34 MINUTES 24 SECONDS EAST, ALONG THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE “A” OF BARKERS LANDING OFFICE PARK, A DISTANCE OF 259.93 FEET TO A 5/8 INCH IRON ROD SET FOR THE POINT OF BEGINNING;

THENCE NORTH 87 DEGREES 34 MINUTES 24 SECONDS EAST, CONTINUING ALONG THE NORTH LINE OF SAID RESTRICTED COMMERCIAL RESERVE “A” OF BARKERS LANDING OFFICE PARK, A DISTANCE OF 62.00 FEET TO A 5/8 INCH IRON ROD SET FOR THE NORTHEAST CORNER OF SAID 2.940 ACRE TRACT AND THE NORTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 02 DEGREES 25 MINUTES 36 SECONDS EAST, ALONG THE EAST LINE OF SAID 2.940 ACRE TRACT AND THE WEST LINE OF A CALLED 2.709 ACRE TRACT DESCRIBED IN HARRIS COUNTY CLERKS FILE NO. X361752, A DISTANCE OF 225.50 FEET TO A 5/8 INCH IRON ROD SET FOR THE SOUTHEAST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE SOUTH 87 DEGREES 24 MINUTES 24 SECONDS WEST, A DISTANCE OF 62.00 FEET TO A 5/8 INCH IRON ROD SET FOR THE SOUTHWEST CORNER OF THE HEREIN DESCRIBED TRACT;

THENCE NORTH 02 DEGREES 25 MINUTES 36 SECONDS WEST, A DISTANCE OF 225.5 FEET TO THE POINT OF BEGINNING AND CONTAINING 13,981 SQUARE FEET OF LAND, MORE OR LESS.

EXHIBIT B TO ASSIGNMENT

1.

One (1) desk

2.

One (1) credenza

3.

One (1) computer

4.

Two (2) filing cabinets

5.

One (1) bookshelf

EXHIBIT C TO ASSIGNMENT

LIST OF LEASES UNDER WHICH BUYER ASSUMES

OBLIGATIONS AFTER THE CLOSING DATE

1.

Lease Agreement dated January 12, 2012, effective as of March 1, 2011 by and between Hartman Gulf Plaza Acquisitions, LP; Hartman Gulf Plaza 1, LLC; Hartman Gulf Plaza 2, LLC; Hartman Gulf Plaza 3, LLC; Hartman Gulf Plaza 4, LLC; Hartman Gulf Plaza 5, LLC; Hartman Gulf Plaza 6, LLC; Hartman Gulf Plaza 7, LLC; Hartman Gulf Plaza 8, LLC; Hartman Gulf Plaza 9, LLC; Hartman Gulf Plaza 10, LLC; Hartman Gulf Plaza 11, LLC; Hartman Gulf Plaza 12, LLC; Hartman Gulf Plaza 13, LLC (“Landlord”) and Gulf Interstate Engineering Company, a Delaware corporation, (“Tenant”), as amended by that certain First Amendment to Lease Agreement, on or about January 23, 2012.

2.

Lease Agreement dated February 21, 2007 by and between and Hartman Gulf Plaza Acquisitions, LP; Hartman Gulf Plaza 1, LLC; Hartman Gulf Plaza 2, LLC; Hartman Gulf Plaza 3, LLC; Hartman Gulf Plaza 4, LLC; Hartman Gulf Plaza 5, LLC; Hartman Gulf Plaza 6, LLC; Hartman Gulf Plaza 7, LLC; Hartman Gulf Plaza 8, LLC; Hartman Gulf Plaza 9, LLC; Hartman Gulf Plaza 10, LLC; Hartman Gulf Plaza 11, LLC; Hartman Gulf Plaza 12, LLC; Hartman Gulf Plaza 13, LLC (“Landlord”) and Yun Ja Park and Heung Sik Park d/b/a Sunny Deli (“Tenant”), as amended by that First Amendment to Lease Agreement, on or about October 24, 2012.

EXHIBIT D TO ASSIGNMENT

LIST OF CONTRACTS UNDER WHICH BUYER ASSUMES

OBLIGATIONS BEFORE AND AFTER THE CLOSING DATE

Agape Cleaning Enterprises
Amtech Elevator Services

Global Waste LLC

Mustang Security and Investigations Inc.

Muzak LLC

Grounds Keepers, Inc.

Royal Sweeping and Paving LLC

Always in Season, Inc.

Fikes of Houston

Kings III Emergency Communications

EXHIBIT G

FORM OF FIRPTA AFFIDAVIT

(ATTACHED)

SELLER'S FIRPTA CERTIFICATE

Section 1445 of the Internal Revenue Code of 1986 (the "Code") provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity. To inform, a ("Transferee") that withholding of tax is not required upon the disposition of a U.S. real property interest, the undersigned hereby certifies the following on behalf of                                           , a                                              ("Transferor"):

1.

Transferor is not a foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2.

Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii);

3.

Transferor's U.S. employer identification number is

; and

4.

Transferor's office address is: _________________________________.

Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct, and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

Date:

, 2014

EXHIBIT H

FORM OF TENANT NOTICE

(ATTACHED)

NOTICE TO TENANTS

[Date]

[Project Name] [Address]

[City/State/ZIP]

Dear Tenant:

Notice is hereby given to the tenants of _____________ (the “Property”) that ____________________, a __________________ (“Seller”) and the current owner of the Property has sold the Property to __________________, a _____________________(“Buyer”) effective ________________, 2014.  Buyer has assumed all of the obligations of landlord under your lease, including all obligations with respect to the return of your security deposit, if any, which has been transferred to Buyer.

Sincerely,

"Seller"

a

"Buyer"

a

EXHIBIT I

Form of Assignment and Assumption Agreement

(Attached)

ASSIGNMENT AND ASSUMPTION

AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment and Assumption") dated as of March __, 2014, is entered into by and between HARTMAN SHORT TERM INCOME PROPERTIES XX, INC., a Maryland corporation ("Assignor" and "Buyer"), and _______________________, a(n) ________________ ("Assignee"):

RECITALS

A.

 Reference is hereby made to that certain Purchase and Sale Agreement and Escrow Instructions dated as of February   , 2014, by and between Buyer and HARTMAN GULF PLAZA ACQUISITIONS, L.P., a Texas limited partnership ("Seller") (the "Purchase Agreement"). All initially-capitalized terms not otherwise defined herein shall have the meanings set forth in the Purchase Agreement unless the context clearly indicates otherwise.

B.

Assignor desires to assign to Assignee, all of Assignor's right, title and interest as buyer in, to and under the Purchase Agreement, and Assignee desires to accept the assignment thereof and assume Assignor's obligations thereunder.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.

Assignment and Assumption and Assumption.

1.1

Assignment. Assignor hereby transfers, assigns and conveys, without recourse, representation or warranty, express or implied, all of Assignor's rights, interests, liabilities and obligations in and to the Property, and all of Assignor's rights, interests, liabilities and obligations under the Purchase Agreement (and related documents) to acquire same to Assignee. Assignee hereby assumes all such rights, interests, liabilities and obligations, and joins in all representations, warranties, releases, and indemnities, of Assignor under the Purchase Agreement (and related documents) relating to such Property and the Purchase Agreement (and related documents) assigned to it above. Assignor agrees it shall not be released from its obligations under the Purchase Agreement as a result of this Assignment and Assumption, and Assignee agrees that its acquisition of the Property pursuant to the Purchase Agreement shall be subject to all terms and conditions thereof, including without limitation all release and as-is provisions of the Purchase Agreement. Notwithstanding the foregoing, commencing as of the date hereof, (i) Seller shall have the right to deal exclusively with Assignee with respect to all matters concerning the Purchase Agreement, including, without limitation, any modifications and amendments to the Purchase Agreement, without obtaining Assignor's prior consent, and (ii) Assignee shall have the full authority to bind the Assignee and Buyer.

1.2

Assumption.

Assignee hereby assumes all of the terms and provisions under the Purchase Agreement, and all of Assignor's obligations under the Purchase Agreement and agrees fully and faithfully to pay, perform and discharge, as and when payment, performance and discharge are due, all of Buyer's obligations under the Purchase Agreement, including, without limitation, all of the "as-is," release and indemnity provisions set forth under the Purchase Agreement.

1.3.

This Assignment and Assumption shall be binding on and inure to the benefit of Assignor and Assignee and their respective heirs, executors, administrators, successors in interest and permitted assigns.

2.

Attorneys' Fees. In the event any party institutes any action or proceeding against the other party with regard to this Assignment and Assumption, the prevailing party of such action shall be entitled to recover from the non-prevailing party (in addition to all other remedies provided by law) its attorneys' fees and costs incurred in such action or proceeding.

3.

Counterparts. This Assignment and Assumption may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.

(Signatures on Next Page)

IN WITNESS WHEREOF, Buyer/Assignor and Assignee have executed this Assignment and Assumption as of the day and year first above written.

“Buyer” and “Assignor”

HARTMAN SHORT TERM INCOME PROPERTIES

XX, INC., a Maryland corporation

By:

Name:

Its:

“Assignee”

____________________________

a(n) ________________________

By:

Name:

Its:

SCHEDULE 1-1

Description of New and Pending Lease Transactions — Buyer's Responsibility

1.

Credit to Buyer for unpaid Tenant allowance in the amount of $231,123.83.

SCHEDULE 1-2

Description of New and Pending Lease Transactions — Seller's Responsibility

NONE

SCHEDULE 2

Utility Deposits and Owner Deposits

NONE